UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Relative Value Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

The Relative Value Fund

Class A Shares     VFLAX

(formerly Advisor Class Shares)

Class I Shares      VFLEX

(formerly CIA Class Shares)

August [16], 2021

Dear Shareholder,

The Relative Value Fund (the “Fund”) will hold two Special Meetings of Shareholders on September [28], 2021 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 (the “Special Meetings”). The first Special Meeting will be held at 11:00 a.m. (Eastern Time) and the second Special Meeting will be held at 11:30 a.m. (Eastern Time). Formal notices of each Special Meeting appear on the next pages and are followed by the Proxy Statement for both Special Meetings.

At the first Special Meeting, you will be asked to approve the election of one nominee to the Board of Trustees (the “Board”) of the Fund. The approval of the new trustee is based upon the recommendation of the Fund’s Nominating Committee.

At the second Special Meeting, you will be asked to approve (i) a new investment management agreement between the Fund and Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) (the “New Investment Management Agreement”); (ii) a new investment sub-advisory agreement among the Fund, VAM and RiverNorth Capital Management, LLC (“RiverNorth”) (the “New RiverNorth Investment Sub-Advisory Agreement”); (iii) a new investment sub-advisory agreement among the Fund, VAM and Angel Oak Capital Advisors, LLC (“Angel Oak”) (the “New Angel Oak Investment Sub-Advisory Agreement” and together with the New Investment Management Agreement and the New RiverNorth Investment Sub-Advisory Agreement, the “Agreements”); (iv) the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with a new expense limitation and reimbursement agreement (the “New Expense Limitation Agreement”) between the Fund and VAM, contingent upon approval of the New Investment Management Agreement, to be voted separately by each class ; and (v) a distribution and service plan (the “Distribution Plan”) with respect to Class I Shares (formerly known as CIA Class Shares). The approval of (i) the New Investment Management Agreement; (ii) the New RiverNorth Investment Sub-Advisory Agreement; and (iii) the New Angel Oak Investment Sub-Advisory Agreement are being proposed because of an expected change in control of VAM that will automatically terminate the existing investment management and sub-advisory agreements.

The enclosed proxy statement explains the following proposals:

•	Approval of the election of a nominee to the Board.

•	A proposal to approve a New Investment Management Agreement between the Fund and VAM.

•	A proposal to approve a New Investment Sub-Advisory Agreement among the Fund, VAM and RiverNorth.

•	A proposal to approve a New Investment Sub-Advisory Agreement among the Fund, VAM and Angel Oak.

i

•	A proposal for the Class A Shareholders to approve the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with respect to Class A Shares with a New Expense Limitation Agreement between the Fund and VAM with respect to Class A Shares, contingent on the approval of the New Investment Management Agreement.

•	A proposal for the Class I Shareholders to approve the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with respect to Class I Shares with a New Expense Limitation Agreement between the Fund and VAM with respect to Class I Shares, contingent on the approval of the New Investment Management Agreement.

•	A proposal to approve a Distribution Plan with respect to Class I Shares.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposals. The Board of Trustees recommends that you vote FOR the proposals above. Your vote is important.

After reviewing the Trustee Nominee’s experience and qualifications, the Board concluded that the election of the Trustee Nominee would be in the Fund’s and shareholders’ best interests.

To provide for continuity in the operation of the Fund, you are being asked to approve the New Investment Management Agreement, the New RiverNorth Investment Sub-Advisory Agreement and the New Angel Oak Investment Sub-Advisory Agreement. Under the New Investment Management Agreement, VAM will continue to provide investment advisory services to the Fund under terms that are similar in all material respects to those of the prior investment management agreement, except that the investment management fee payable to VAM by the Fund will increase by 45 bps, or 0.45%, from 0.50% to 0.95% of the month-end net assets of the Fund. The proposed increased investment management fee rate is currently below the Fund’s peer group median contractual investment management fee rate (as determined by Broadridge Financial Solutions, Inc.). Under the New RiverNorth Investment Sub-Advisory Agreement, RiverNorth will continue to provide investment advisory services to the Fund’s assets allocated to it under terms that are similar in all material respects to those of the prior investment sub-advisory agreement and for the same fees that are currently in effect. Under the New Angel Oak Investment Sub-Advisory Agreement, Angel Oak will continue to provide investment advisory services to the Fund’s assets allocated to it under terms that are similar in all material respects to those of the prior investment sub-advisory agreement and for the same fees that are currently in effect. The investment advisory personnel who provided services to the Fund under the previous Agreements will continue to do so.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. If the New Investment Management Agreement is approved, each class voting separately are also being asked to approve the early termination of the current expense limitation and reimbursement agreement and replace it with a New Expense Limitation Agreement between the Fund and VAM, whereby VAM would waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund, if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.00% and 1.25% of the average daily net assets of the Fund’s Class A Shares and Class I Shares, respectively (the “New Expense Limits”). The New Expense Limit for the Class A Shares is 0.05% higher than the current Class A Shares expense limit and the New Expense Limit for the Class I Shares is 0.30% higher than the current Class I Shares expense limit. The New Expense Limitation Agreement will have an initial term of one year from the effective date of the New Investment Management Agreement. Unless it is terminated after the initial one-year term, the New Expense Limitation Agreement will automatically renew for consecutive one-year terms unless terminated by either party upon 30 days’ written notice.

The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Distribution Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the current distribution and service plan, the Fund is permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares to the Fund’s distributor or other qualified recipients. To promote the distribution of Class I Shares, the shareholders of Class I Shares are being asked to approve the adoption of a Distribution Plan for the Class I Shares, under which the Fund will pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares to the Fund’s distributor or other qualified recipients. More information about the Distribution Plan is contained in the accompanying Proxy Statement.

Whether or not you expect to attend the Special Meetings, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package. If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, AST Fund Solutions, LLC (“AST”), toll-free at (888) 625-2588.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. Currently, the Special Meetings will be held at the offices of Faegre Drinker Biddle & Reath, LLP located at One Logan Square, Suite 2000, Philadelphia, PA 19103-6996. The firm is currently following CDC guidelines and requires all personnel and visitors, including shareholders who attend the Special Meetings, to complete a health certification upon arrival, wear a properly fitted face mask and maintain a six foot distance from others at all times. Fully vaccinated individuals who complete a voluntary vaccination acknowledgement and provide proof of vaccination will not be required to wear a face mask.

If we decide to hold the Special Meetings at different times, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on AST’s website at vote.proxyonline.com. We encourage you to check the website prior to the Special Meetings if you plan to attend the Special Meetings. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Sincerely,

/s/ Terrance P. Gallagher
Terrance P. Gallagher
Trustee

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on several important matters affecting The Relative Value Fund (the “Fund”):

(1)	Approval of nominee to the Board of Trustees of the Fund.

Standing for election to the Board of Trustees (“Board”) is one nominee, Gary E. Shugrue. Mr. Shugrue has served as an advisory board member of the Fund since December 2018. Information about Mr. Shugrue is set forth in the proxy statement.

(2)	Approval of a New Investment Management Agreement between the Fund and Vivaldi Asset Management, LLC.

Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) serves as the Fund’s investment adviser pursuant to an investment management agreement between the Fund and VAM dated March 22, 2017. The controlling member of VAM is Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”). On or about September [15], 2021 (the “Effective Date”), Vivaldi is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture, which will be called First Trust Capital Solutions, LLC (“FTCS”). It is anticipated that FTCS will be owned 50% by FTCP and 50% by Vivaldi (the “Transaction”). In connection with the Transaction, VAM will be controlled by FTCS; however, there will not be any changes in the management or day-to-day advisory services provided to the Fund as a result of the change in control of VAM. Further, the Fund’s portfolio management team will remain unchanged.

The Transaction constitutes an “assignment” of the investment management agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Under federal securities law and the terms of the investment management agreement, an assignment results in the automatic termination of such investment management agreement. As a result, the investment management agreement with VAM will automatically terminate on the Effective Date. If the parties decide to close the Transaction prior to the Special Meeting, VAM will continue to provide investment advisory services to the Fund pursuant to an interim investment management agreement that will expire 150 days after the Effective Date. Therefore, to permit VAM to continue to serve as investment adviser to the Fund after the expiration of the interim investment management agreement, shareholders are being asked to approve a new investment management agreement between the Fund and VAM (the “New Investment Management Agreement”. Under the New Investment Management Agreement the investment management fee payable to VAM by the Fund will increase to 0.95% of the month-end net assets of the Fund, which represents an increase of 0.45% from the current investment management fee. However, proposed increased investment management fee rate is currently below the Fund’s peer group median contractual investment management fee rate (as determined by Broadridge Financial Solutions, Inc.).

(3)	Approval of a New Sub Advisory Agreement among the Fund, Vivaldi Asset Management, LLC and RiverNorth Capital Management, LLC.

In addition to the termination of the current investment management agreement discussed above, the Transaction will also automatically terminate the current investment sub-advisory agreement with RiverNorth Capital Management, LLC (“RiverNorth” or the “Sub-Adviser”) on the Effective Date. If the parties decide to close the Transaction prior to the Special Meeting, RiverNorth will continue to provide sub-advisory services to its allocated portion of the Fund pursuant to an interim investment sub-advisory agreement that will expire 150 days after the closing of the Transaction. Therefore, to permit RiverNorth to continue serve as sub-adviser to the Fund after the expiration of the interim investment sub-advisory agreement, shareholders are being asked to approve a new investment sub-advisory agreement among the Fund, VAM and RiverNorth (the “New RiverNorth Investment Sub-Advisory Agreement”).

(4)	Approval of a New Sub Advisory Agreement among the Fund, Vivaldi Asset Management, LLC and Angel Oak Capital Advisors, LLC.

The Transaction will also automatically terminate the current investment sub-advisory agreement with Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Sub-Adviser”) on the Effective Date. If Vivaldi Holdings and FTCP decide to close the Transaction prior to the Special Meeting, Angel Oak will continue to provide sub-advisory services to its allocated portion the Fund pursuant to an interim investment sub-advisory agreement that will expire 150 days after the closing of the Transaction. Therefore, to permit Angel Oak to continue serve as sub-adviser to the Fund after the expiration of the interim investment sub-advisory agreement, shareholders are being asked to approve a new investment sub-advisory agreement among the Fund, VAM and Angel Oak (the “New Angel Oak Investment Sub-Advisory Agreement” and together with the New RiverNorth Investment Sub-Advisory Agreement, the “New Investment Sub-Advisory Agreements”).

(5)	Approval of early termination and replacement of the Current Expense Limitation and Reimbursement Agreement between the Fund and VAM with a New Expense Limitation and Reimbursement Agreement, contingent upon approval of the New Investment Management Agreement.

Subject to shareholder approval of the New Investment Management Agreement, shareholders of each class voting separately are being asked to approve the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with a new expense limitation and reimbursement agreement (the “New Expense Limitation Agreement”) between the Fund and VAM, under which VAM would waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund, if required, to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.00% and 1.25% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “New Expense Limits”) for one year. The New Expense Limit for the Class A Shares is 0.05% higher than the current Class A Shares expense limit and the New Expense Limit for the Class I Shares is 0.30% higher than the current Class I Shares expense limit. The New Expense Limitation Agreement will have an initial term of one year from the effective date of the New Investment Management Agreement. Unless it is terminated after the initial one-year term, the New Expense Limitation Agreement will automatically renew for consecutive one-year terms unless terminated by either party upon 30 days’ written notice.

(6)	Approval of a Distribution and Service Plan with respect to Class I Shares.

The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a distribution and service plan (the “Distribution Plan”) in compliance with Rule 12b-1 under the 1940 Act. To promote the distribution of Class I Shares, shareholders of Class I Shares are being asked to approve the adoption of a new Distribution Plan with respect to the Class I Shares, under which the Fund would be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares to the Fund’s distributor or other qualified recipients.

v

Approval of Trustee Nominee

Q.	Will the nominee be an Independent Trustee if elected?

A.	Yes. If elected by shareholders, the nominee will not be an “interested person” of the Fund and therefore will be an Independent Trustee as defined in the 1940 Act. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.

Q.	How long will the Trustee serve?

A.	If elected, the nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If the nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement nominee as may be designated by the Board.

Q.	When will the new Trustee take office?

A.	If the nominee is elected by shareholders at the first Special Meeting, he will immediately begin serving as an independent trustee of the Fund.

Approval of the New Investment Management Agreement for the Fund

Q.	Who are Vivaldi Asset Management, LLC, Vivaldi Holdings, LLC and First Trust Capital Partners, LLC?

A.

Vivaldi Asset Management, LLC (“VAM”) is an SEC-registered investment adviser which, together with its affiliates, has approximately $4.1 billion of assets under management as of June 30, 2021. Founded in 2013, VAM specializes in structuring and managing both single and multi-strategy registered public funds.

Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”) is the controlling member of VAM and is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture to create a new entity, First Trust Capital Solutions, LLC (“FTCS”). It is anticipated that this new entity will be owned 50% by FTCP and 50% by Vivaldi. As a result of the Transaction, VAM will be controlled by FTCS.

FTCP is an affiliate of First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, and First Trust Advisors L.P. (“FTA”), a federally registered investment adviser (FTP and FTA, collectively “First Trust”). First Trust has collective assets under management or supervision of approximately $205.6 billion as of June 30, 2021 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust is based in Wheaton, Illinois.

Q.	Will the investment management fee be the same upon approval of the New Investment Management Agreement?

A.

No. The investment management fee under the New Investment Management Agreement will be 0.95% of the Fund’s average net assets, which is 0.45% higher than the investment management fee under the current investment management agreement.  VAM has advised the Board that VAM intends to seek an increase in the investment management fee whether or not the Transaction occurs because VAM believes the increase is necessary for the overall viability of the Fund going forward. It will also enable VAM to sustain additional investments as the Fund continues to grow.  VAM believes that as the assets continue to increase, it may be necessary to add another sub-advisor to manage a portion of the Fund’s assets.  Currently, the sub-advisory fees are paid out of the management fee at a higher rate than the current management fee.  Without a fee increase, VAM does not believe another sub-advisor would be economically feasible.  In addition, VAM has a dedicated research team that combines in-house research, due diligence and portfolio management with the selection, oversight and rebalancing of the Fund’s assets across sub-advisors and other investments.  Since the fourth quarter of 2019, the portfolio management team has been increasing the Fund’s investment in co-investment opportunities, which has reduced the amount of acquired fund fees and expenses paid indirectly through other investment funds within the portfolio.  An increase in the management fee will allow the research team to continue to source other co-investment opportunities, which will result in a continued decrease in acquired fund fees and expenses paid indirectly through other investment funds.  In addition, VAM intends to continue to contractually limit total annual operating expenses under a New Expense Limitation Agreement and, while the proposed management fee increase is an additional 0.45%, the proposed increase in the expense cap is only 0.30%  for Class I and 0.05% for Class A.  As increased, the fee is comparable to fees charged by other interval funds, while still lower than the category average.

Q.	How will this affect my account with the Fund?

A.	Other than the increased investment management fee and the New Expense Limits and, for the Class I Shares, the Distribution Plan fee, the Transaction should not affect your account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Transaction. Furthermore, the Fund’s portfolio management team will remain unchanged and there are not any anticipated changes to the management or day-to-day advisory services provided to the Fund as a result of the Transaction. Please see Exhibit I regarding the current and pro forma fee and expense table of the Fund assuming the New Investment Management Agreement and the New Expense Limitation Agreement and, for the Class I Shares, the Distribution Plan, are approved.

Q.	What will happen if shareholders of the Fund do not approve the New Investment Management Agreement?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an adviser on an interim basis without shareholders’ prior approval of the interim investment advisory agreement, if the adviser agrees to provide such services on substantially the same terms as under the prior advisory agreement. An adviser may act on such an interim basis for a period of 150 days.

The investment management agreement with VAM will automatically terminate as a result of the Transaction. Since the parties may decide to close the Transaction prior to the Special Meeting, the Board, at a meeting held on July 27, 2021, considered and approved an interim investment management agreement between the Fund and VAM (the “Interim Investment Management Agreement” and together with the Interim Sub-Advisory Agreements defined below, the “Interim Agreements”) to provide the Fund and its shareholders with investment advisory management continuity. The Interim Investment Management Agreement is not required to be approved by shareholders and will continue in effect for 150 days following the Effective Date, unless terminated sooner by the Board or VAM, or until the new Investment Management Agreement is approved by shareholders.

However, if shareholders do not approve the New Investment Management Agreement prior to the expiration of the Interim Investment Management Agreement, VAM will cease providing investment advisory services to the Fund and the Board of Trustees will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Under the Interim Investment Management Agreement, the advisory fees earned by VAM during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to VAM if shareholders approve the new Investment Management Agreement, within 150 days of the Effective Date. If shareholders do not approve the New Investment Management Agreement within 150 days of the Effective Date, VAM will be paid the lesser of: (i) any costs incurred in performing its duties under the Interim Investment Management Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

Approval of New Sub-Advisory Agreement among the Fund, VAM and RiverNorth Capital Management, LLC.

Q.	Who is RiverNorth Capital Management, LLC?

A.	RiverNorth Capital Management, LLC (“RiverNorth”) is a Delaware limited liability company that provides discretionary and non-discretionary investment management services primarily to registered investment companies, private investment companies, private separately managed accounts and institutional clients. RiverNorth, located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654, was founded in 2000. RiverNorth is a wholly owned subsidiary of RiverNorth Financial Holdings LLC, which is in turn owned primarily by RiverNorth Holding Co., an entity controlled by Brian Schmucker and Patrick Galley.

Q.	Will the sub-advisory fee be the same upon approval of the New RiverNorth Investment Sub-Advisory Agreement?

A.	Yes, the investment sub-advisory fees under the New RiverNorth Investment Sub-Advisory Agreement will be identical to the current investment sub-advisory fees applicable to the Fund. The Adviser, not the Fund, pays compensation to RiverNorth equal to 0.80% of the Sub-Advised Assets’ average daily net assets.

Q.	What will happen if shareholders of the Fund do not approve the New RiverNorth Investment Sub-Advisory Agreement?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an adviser and/or sub-adviser on an interim basis without shareholders’ prior approval of the interim investment sub-advisory agreement, if the adviser and/or sub-adviser agrees to provide such services on substantially the same terms as under the prior investment sub-advisory agreement. An adviser and/or sub-adviser may act on such an interim basis for a period of 150 days.

The investment sub-advisory agreement with RiverNorth will automatically terminate as a result of the Transaction. Since the parties may decide to close the Transaction prior to the Special Meeting, the Board, at a meeting held on July 27, 2021, considered and approved an interim investment management agreement among the Fund, VAM and RiverNorth (the “Interim RiverNorth Investment Sub-Advisory Agreement”). The Interim RiverNorth Investment Sub-Advisory Agreement is not required to be approved by shareholders and will continue in effect for 150 days following the Effective Date, unless terminated sooner by the Board, VAM or RiverNorth, or until the New RiverNorth Investment Sub-Advisory Agreement is approved by shareholders.

However, if shareholders do not approve the New RiverNorth Investment Sub-Advisory Agreement prior to the expiration of the Interim RiverNorth Investment Sub-Advisory Agreement, RiverNorth will cease providing investment advisory services to its allocated portion of the Fund and the Board of Trustees will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Under the Interim RiverNorth Investment Sub-Advisory Agreement, the sub-advisory fees that VAM would pay to RiverNorth during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to RiverNorth if shareholders approve the New RiverNorth Investment Sub-Advisory Agreement, within 150 days of the Effective Date. If shareholders do not approve the New RiverNorth Investment Sub-Advisory Agreement within 150 days of the Effective Date, RiverNorth will be paid the lesser of: (i) any costs incurred in performing its duties under the Interim Investment Sub-Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

Approval of New Sub-Advisory Agreement among the Fund, VAM and Angel Oak Capital Advisors, LLC.

Q.	Who is Angel Oak Capital Advisors, LLC?

A.	Angel Oak Capital Advisors, LLC (“Angel Oak”), a Delaware limited liability company, commenced operations in July 2009 and became registered with the SEC as a registered investment adviser in October 2009. Angel Oak is located at 3344 Peachtree Rd. Suite 1725, Atlanta, GA 30326 and is owned by Michael A. Fierman and Sreeniwas V. Prabhu, each a Managing Partner

Q.	Will the sub-advisory fee be the same upon approval of the New Angel Oak Investment Sub-Advisory Agreement?

A.	Yes, the investment sub-advisory fees under the New Angel Oak Investment Sub-Advisory Agreement will be identical to the current investment sub-advisory fees applicable to the Fund. The Adviser, not the Fund, pays compensation to Angel Oak equal to 0.80% of the Sub-Advised Assets’ average daily net assets.

Q.	What will happen if shareholders of the Fund do not approve the New Angel Oak Investment Sub-Advisory Agreement?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an adviser and/or sub-adviser on an interim basis without shareholders’ prior approval of the interim investment sub-advisory agreement, if the adviser and/or sub-adviser agrees to provide such services on substantially the same terms as under the prior investment sub-advisory agreement. An adviser and/or sub-adviser may act on such an interim basis for a period of 150 days.

The investment sub-advisory agreement with Angel Oak will automatically terminate as a result of the Transaction. Since the parties may decide to close the Transaction prior to the Special Meeting the Board, at a meeting held on July 27, 2021, considered and approved an interim investment management agreement among the Fund, VAM and Angel Oak (the “Interim Angel Oak Investment Sub-Advisory Agreement” and together with the Interim RiverNorth Investment Sub-Advisory Agreement, the “Interim Sub-Advisory Agreements”) to provide the Fund and its shareholders with investment advisory management continuity. The Interim Angel Oak Investment Sub-Advisory Agreement is not required to be approved by shareholders and will continue in effect for 150 days following the Effective Date, unless terminated sooner by the Board, VAM or Angel Oak, or until the New Angel Oak Investment Sub-Advisory Agreement is approved by shareholders.

However, if shareholders do not approve the New Angel Oak Investment Sub-Advisory Agreement prior to the expiration of the Interim Angel Oak Investment Sub-Advisory Agreement, Angel Oak will cease providing investment advisory services to its allocated portion of the Fund and the Board of Trustees will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Under the Interim Angel Oak Investment Sub-Advisory Agreement, the sub-advisory fees that VAM would pay to Angel Oak during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to Angel Oak if shareholders approve the New Angel Oak Investment Sub-Advisory Agreement, within 150 days of the Effective Date. If shareholders do not approve the New Angel Oak Investment Sub-Advisory Agreement within 150 days of the Effective Date, Angel Oak will be paid the lesser of: (i) any costs incurred in performing its duties under the Interim Angel Oak Investment Sub-Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

Approval of the Early Termination of and Replacement of the Expense Limitation and Reimbursement Agreement between the Fund and VAM, Contingent upon Approval of the New Investment Management Agreement

Q.	What is an “Expense Limitation and Reimbursement Agreement”?

A.

Subject to shareholder approval of the New Investment Management Agreement, VAM is seeking shareholder approval to terminate and replace the Fund’s current expense limitation and reimbursement agreement with a new agreement that increases the expense limit of each class of the Fund.

The Fund’s current expense limitation and reimbursement agreement (the “Current Expense Limitation Agreement”), which expires on August 1, 2022, limits the total annual expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) so that such expenses do not exceed 1.95% and 0.95% of the average daily net assets of the Class A Shares and Class I Shares, respectively.

If the New Investment Management Agreement is approved by the Fund’s shareholders, the New Expense Limitation Agreement would limit the total annual expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) so that such expenses do not exceed 2.00% and 1.25% of the average daily net assets of the Class A Shares and Class I Shares, respectively. Subject to shareholder approval of the New Investment Management Agreement, the Current Expense Limitation Agreement will terminate, and if approved by shareholders of each class voting separately, the New Expense Limitation will commence, on the effective date of the New Investment Management Agreement. The New Expense Limitation Agreement will be in effect for one year, during which time neither the Fund nor the Investment Manager may terminate it. The New Expense Limitation Agreement will automatically renew for consecutive one-year terms, unless terminated by either party upon 30 days’ written notice.

Q.	What will happen if shareholders of the Fund do not approve the New Expense Limitation Agreement?

A.	If shareholders do not approve either the New Expense Limitation Agreement or the New Investment Management Agreement, the Current Expense Limitation Agreement will remain in place until August 1, 2022, and will automatically renew for consecutive one-year terms thereafter, unless terminated by either the Fund or the Investment Manager upon 30 days’ written notice.

Approval of a Distribution and Service Plan with respect to Class I Shares

Q.	Why would the adoption of the Distribution Plan benefit shareholders?

A.	The Distribution Plan provides a method of paying for distribution, shareholder, and/or administrative services provided by the Fund’s distributor or financial intermediaries. Because the Distribution Plan provides a method of paying for distribution services, it has the potential to increase the assets of the Fund and lead to lower expenses due to greater economies of scale and a wider range of investment opportunities. There can be no guarantee, however, that these potentials will be achieved.

x

Q.	What will be the effect of the Distribution Plan on the Class I Shares’ expenses?

A.	If the Distribution Plan is approved by the shareholders of the Class I Shares of the Fund, a distribution and services fee at an annual rate of up to 0.25% of the average daily net assets of the Class I Shares of the Fund will be added to the Class I Shares.

Q.	What will happen if shareholders do not approve the Distribution Plan for the Fund with respect to Class I Shares?

A.	If the Distribution Plan is not approved by the shareholders of the Class I Shares of the Fund, the Board will take such action as it determines to be in the best interest of the Fund and the Class I shareholders, and may consider other alternatives, including approving a shareholder service fee.

General

Q.	Will the management fees paid by the Fund increase if the New Investment Management Agreement and the two New Investment Sub-Advisory Agreements are approved?

A.	The management fee rate proposed under the New Investment Management Agreement is an annual rate equal to 0.95% of the Fund’s average net assets, which is an increase of 0.45% from the current investment management fee rate. The sub-advisory fee rates will not increase as a result of the Transaction. The sub-advisory fees are paid by VAM and not the Fund.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by Vivaldi and First Trust.

Q.	What will happen if shareholders of the Fund do not approve the new trustee at the first Special Meeting?

A.	If the new trustee is not approved at the first Special Meeting, the current trustees will continue to serve as the Fund’s trustees and may consider additional candidates to nominate for a future shareholders’ meeting.

Q.	What will happen if shareholders of the Fund do not approve the New Investment Management Agreement, the New RiverNorth Investment Sub-Advisory Agreement or the New Angel Oak Investment Sub-Advisory Agreement at the second special meeting?

A.	If Vivaldi Holdings and First Trust decide to close the Transaction prior to the Special Meeting, and the shareholders do not approve the New Investment Management Agreement and/or the New Investment Sub-Advisory Agreements at the second Special Meeting, each of the Interim Investment Management Agreement and Interim Sub-Advisory Agreements will be effective for up to 150 days following the Effective Date. If shareholders do not approve the New Agreements within the term of the Interim Agreements, the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund. If the New Investment Management Agreement is not approved, then the Current Expense Limitation Agreement will remain in place until August 1, 2022 and will automatically renew for consecutive one-year terms thereafter, unless terminated by either party upon 30 days’ written notice.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the proposals.

Q.	What shareholder vote is required for the nominee to the Board to be approved?

A.	The nominee to the Board will be approved if the nominee receives a plurality of the votes cast by shareholders at the first Special Meeting.

Q.	What shareholder vote is required for the New Investment Advisory Agreement, the New RiverNorth Investment Sub-Advisory Agreement, the New Angel Oak Investment Sub-Advisory Agreement, the New Expense Limitation Agreement and the Distribution Plan to be approved?

A.

Each of the New Investment Management Agreement, the New RiverNorth Investment Sub-Advisory Agreement, and the New Angel Oak Investment Sub-Advisory Agreement will be approved if it receives the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting.

If the New Investment Management Agreement is approved by shareholders, then the early termination of the Current Expense Limitation Agreement and the New Expense Limitation Agreement will be presented for approval by Class A and Class I Shares, voting separately. Approval of the early termination of the Current Expense Limitation Agreement and the approval of the New Expense Limitation Agreement with respect to a class will be approved by that class if it receives affirmative vote of a majority of the outstanding voting securities of that class. In accordance with the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (a) 67% or more of the shares of that class present at a shareholder meeting if the owners of more than 50% of the shares of that class then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of that class entitled to vote at the second Special Meeting.

As provided under the 1940 Act, approval of the Distribution Plan with respect to Class I Shares will require the vote of a majority of the outstanding voting securities of Class I Shares of the Fund. A “majority of the outstanding voting securities” of Class I Shares of the Fund means the lesser of (a) 67% or more of the Class I Shares present at a shareholder meeting if the owners of more than 50% of the Class I Shares then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding Class I Shares entitled to vote at the second Special Meeting.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meetings. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meetings to vote in person, your vote (cast by Internet, telephone or paper proxy cards as described below) must be received by the Fund for the first Special Meeting by 11:00 a.m. Eastern Time and for the second Special Meeting by 11:30 a.m. Eastern Time on September [28], 2021.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was [July 30], 2021 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

ο	Through the Internet. The proxy statement for the Special Meetings is available online at vote.proxyonline.com. Please follow the instructions on your proxy cards.

ο	By telephone, with a toll-free call at (888) 227-9343, which is also indicated on the proxy cards.

ο	By mailing in your proxy cards.

ο	In person at the Special Meetings at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 on September [28], 2021. The firm is currently following CDC guidelines and requires all personnel and visitors, including shareholders who attend the Special Meetings, to complete a health certification upon arrival, wear a properly fitted face mask and maintain a six foot distance from others at all times. Fully vaccinated individuals who complete a voluntary vaccination acknowledgement and provide proof of vaccination will not be required to wear a face mask.

We encourage you to vote via the Internet or telephone using the control number on your proxy cards and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Who should I call if I have questions?

A.	If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, AST, toll-free at (888) 625-2588. Representatives are available to take your call Monday-Friday, 9:00 a.m. to 10:00 p.m.

Q.	How should I sign the proxy cards?

A.	You should sign your name exactly as it appears on the proxy cards. Unless you have instructed us otherwise, either owner of a joint account may sign the cards, but again, the owner must sign the name exactly as it appears on the cards. The proxy cards for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

The Relative Value Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held September [28], 2021

The Relative Value Fund (the “Fund”) will host the first Special Meeting of Shareholders on September [28], 2021 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, at 11:00 a.m. Eastern Time (the “Special Meeting”). This first Special Meeting of the Fund is being held so that shareholders can consider the following:

1.	A proposal to approve the election of a nominee to the Board of Trustees of the Fund.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE ELECTION OF THE NEW TRUSTEE OF THE FUND.

Shareholders of record of the Fund at the close of business on [July 30], 2021 are entitled to notice of and to vote at the first Special Meeting and any adjournment(s) thereof. The Notice of the first Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about August [16], 2021 to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer
Ann Maurer
Secretary

August [16], 2021

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

The Relative Value Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held September [28], 2021

The Relative Value Fund (the “Fund”) will host the second Special Meeting of Shareholders on September [28], 2021 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, at 11:30 a.m. Eastern Time (the “Special Meeting”). This second Special Meeting of the Fund is being held so that shareholders can consider the following:

1.	A proposal to approve a new investment management agreement between the Fund and Vivaldi Asset Management, LLC (“VAM”), as a result of a change in control that will automatically terminate the existing investment management agreement.

2.	A proposal to approve a new sub-advisory agreement among the Fund, VAM and RiverNorth Capital Management, LLC (“RiverNorth”), as a result of VAM’s change in control that will automatically terminate the existing sub-advisory agreement.

3.	A proposal to approve a new sub-advisory agreement among the Fund, VAM and Angel Oak Capital Advisors, LLC (“Angel Oak”), as a result of VAM’s change in control that will automatically terminate the existing sub-advisory agreement.

4.	A proposal for the Class A Shareholders to approve the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with respect to Class A Shares with a new expense limitation and reimbursement agreement with VAM with respect to Class A Shares, contingent on the approval of the new investment management agreement with VAM.

5.	A proposal for the Class I Shareholders to approve the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with respect to Class I Shares with a New Expense Limitation Agreement between the Fund and VAM with respect to Class I Shares, contingent on the approval of the New Investment Management Agreement.

6.	A proposal to approve a distribution and service plan with respect to Class I Shares.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record of the Fund at the close of business on [July 30], 2021 are entitled to notice of and to vote at the second Special Meeting and any adjournment(s) thereof. The Notice of the second Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about August [16], 2021 to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer
Ann Maurer
Secretary

August [16], 2021

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

The Relative Value Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS

September [28], 2021

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of The Relative Value Fund (the “Fund”) in connection with the solicitation of proxies to be used at two Special Meetings of Shareholders (the “Special Meetings”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

First Special Meeting:

Proposal Number	Proposal Description
1	Approval of the election of one trustee nominee.

Second Special Meeting:

Proposal Number	Proposal Description
1	Approval of new investment management agreement with Vivaldi Asset Management, LLC (“VAM”)
2	Approval of new investment sub-advisory agreement with RiverNorth Capital Management, LLC (“RiverNorth”)
3	Approval of new investment sub-advisory agreement with Angel Oak Capital Advisors, LLC (“Angel Oak”)
4 and 5	Approval of the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with a new expense limitation and reimbursement agreement with VAM, contingent on the approval of the new investment management agreement with VAM
6	Approval of a distribution and service plan with respect to Class I Shares

You will find this proxy statement divided into nine parts:

Part 1 Provides details on the proposal to approve the election of one Trustee nominee (see page 3).

Part 2 Provides details on the proposal to approve the new investment management agreement with Vivaldi (see page 11).

Part 3 Provides details on the proposal to approve the new sub-advisory agreement with RiverNorth (see page 20).

Part 4 Provides details on the proposal to approve the new sub-advisory agreement with Angel Oak (see page 26).

Part 5 Provides details on the proposal to approve the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with a new expense limitation and reimbursement agreement, contingent on approval of the new investment management agreement with VAM (see page 33).

Part 6 Provides details on the proposal to approve a distribution and service plan with respect to Class I Shares (see page 35).

Part 7 Provides information about ownership of shares of the Fund (see page 38).

Part 8 Provides information on proxy voting and the operation of the Special Meetings (see page 39).

Part 9 Provides information on other matters (see page 42).

The first Special Meeting will be held to consider and vote upon the approval of the proposal described in Part 1 of the proxy statement. The second Special Meeting will be held to consider and vote upon the approval of the proposals described in Parts 2 through 6 of the proxy statement.

Please read the proxy statement before voting on the proposals. If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, AST Fund Solutions, LLC (“AST”), toll-free at (888) 625-2588.

We anticipate that the Notices of the two Special Meetings of Shareholders, this proxy statement and the proxy cards (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about August [16], 2021.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may view these reports at the Fund’s website at www.vivaldifunds.com. You may also request a report by calling toll-free at (877) 779-1999.

Important Notice Regarding the Availability of Materials

for the Shareholder Meetings to be Held on September [28], 2021

The proxy statement for the Special Meetings is available online at vote.proxyonline.com.

PART 1

First Meeting

DESCRIPTION OF PROPOSAL 1

APPROVAL OF TRUSTEE NOMINEE

The Nominating Committee of the Board of Trustees of The Relative Value Fund (the “Fund”), has recommended to the Board of Trustees (the “Board” or “Trustees”) the nomination of a new trustee (“Trustee Nominee”) to serve as Trustee of the Fund. After reviewing the Trustee Nominee’s experience and qualifications, the Board concluded that the election of the Trustee Nominee would be in the Fund’s and shareholders’ best interest. At a special meeting held on July 27, 2021, the Board considered and approved the election of the Trustee Nominee to the Fund, subject to the approval of shareholders.

Shareholders will be asked to vote on a proposal to elect the Trustee Nominee, Gary Shugrue, to serve as a Trustee to the Fund as an independent trustee as defined in the Investment Company Act of 1940 (the “1940 Act”) (“Independent Trustee”). If elected, Mr. Shugrue would serve with the current Trustees of the Fund, Messrs. David G. Lee, Robert Seyferth and Terrance Gallagher. Mr. Shugrue has served as an advisory board member of the Fund since December 2018, and has attended meetings of the Board as a non-voting participant.

The Trustee Nominee has consented to stand for election and to serve if elected. If elected, the Trustee Nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If the Trustee Nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for a replacement nominee as may be designated by the Board.

Information regarding the Trustee Nominee, including brief biographical information, is set forth below as of June 30, 2021.

Trustee Nominee

Name, Address* and Age	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) and Other Trusteeships Held Past 5 Years	Number of Portfolios in Fund Complex Overseen**
Independent Trustee Nominee
Gary E. Shugrue Year of Birth: 1954	Trustee Nominee and Advisory Board Member	Advisory Board Member since December 2018	Managing Director, Veritable LP (2016- Present); Founder/ President, Ascendant Capital Partners, LP (2001 – 2015).	7

*    The address of the Trustee Nominee, if elected, will be 235 W. Galena Street, Milwaukee, WI 53212.

** The fund complex consists of the Fund, Infinity Long/Short Equity Fund, LLC, Infinity Core Alternative Fund, Variant Alternative Income Fund, Corbin Multi-Strategy Fund, LLC, Agility Multi-Asset Income Fund, Keystone Private Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Asset Fund, AFA Multi-Manager Credit Fund, and The Optima Dynamic Alternatives Fund.

The Board believes that the Trustee Nominee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to his service as a Trustee of the Fund in view of the Fund’s business and structure. The Trustee Nominee has a demonstrated record of business and/or professional accomplishment. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structures are reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning the Trustee Nominee and certain of his Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Gary E. Shugrue. Mr. Shugrue has served as an advisory board member since December 2018. He has more than 32 years of experience in the financial services industry.

Set forth below are the names and certain biographical information for the Fund’s current trustees and officers, as reported by them to the Fund.

Trustees of the Fund

Name, Address* and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen**
Independent Trustees
David G. Lee Year of Birth: 1952	Chairman and Trustee	Chairman since May 2019; Trustee since Inception	President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	11
Robert Seyferth Year of Birth: 1952	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	11
Interested Trustee
Terrance P. Gallagher*** Year of Birth: 1958	Trustee	Since June 2020	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – present); President, Investment Managers Series Trust II (2013- Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	11

(1)	Each trustee of the Fund serves for an indefinite term until the date his successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
*	The address of each trustee is 235 W. Galena Street, Milwaukee, WI 53212.
**	The fund complex consists of the Fund, Infinity Long/Short Equity Fund, LLC, Infinity Core Alternative Fund, Variant Alternative Income Fund, Corbin Multi-Strategy Fund, LLC, Agility Multi-Asset Income Fund, Keystone Private Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Asset Fund, AFA Multi-Manager Credit Fund, and The Optima Dynamic Alternatives Fund.
***	Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Officers of the Fund

Name, Address* and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years
Michael Peck Year of Birth: 1980	President	Since Inception	President, Co-Chief Investment Officer, and Portfolio Manager, Vivaldi Capital Management, LLC (2012 - present); Portfolio Manager, Coe Capital Management (2010 –2011).
Chad Eisenberg Year of Birth: 1982	Treasurer	Since Inception	Chief Operating Officer, Vivaldi Capital Management LLC (2012 – Present); Director, Coe Capital Management LLC (2010 – 2011).
Ann Maurer Year of Birth: 1972	Secretary	Since 2018	Senior Vice President, Client Services, Inc. (financial services firm) (September 2017 – Present); Vice President, Senior Client Service Manager (January 2013 – September 2017), Assistant Vice President, Client Relations Manager (2002 – January 2013).
Perpetua Seidenberg Year of Birth: 1990	Chief Compliance Officer	Since 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from March 2014 – Present; Auditor, PricewaterhouseCoopers (professional services firm) (September 2012 – March 2014).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
*	The address of each officer is 235 W. Galena Street, Milwaukee, WI 53212.

Role of the Board

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser, Sub-Advisers and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Amended and Restated Agreement and Declaration of Trust. The Board is currently composed of three members, two of whom are Independent Trustees. The Board will hold regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in person prior to and/or during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

Leadership Structure and Risk Oversight

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Two of the Fund’s current Trustees are Independent Trustees and if elected, Gary E. Shugrue would be an Independent Trustee of the Fund.

Fund counsel has advised the Board with respect to matters relating to their responsibilities in connection with the Fund. The Board has determined that its structure, in which all of the Trustees except Mr. Gallagher are Independent Trustees, is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser, the Sub-Advisers and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Sub-Advisers and the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Meetings and Committees

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund’s independent registered public accounting firm and the Board. Currently, the members of the Audit Committee consist of the Fund’s Independent Trustees. Mr. Seyferth serves as Chairman of the Audit Committee and is an Audit Committee Financial Expert. If elected, Gary Shugrue will serve as a member of the Audit Committee. The Board has adopted a written charter for the Audit Committee. The Fund does not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this proxy statement as Exhibit A.

The Board has formed a Nominating Committee which currently consists of the Fund’s Independent Trustees. Mr. Lee serves as Chairman of the Nominating Committee. If elected, Gary Shugrue will serve as a member of the Nominating Committee. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. The Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Board has adopted a written charter for the Nominating Committee. The Fund does not provide the Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this proxy statement as Exhibit B.

The Board has formed a Valuation Committee currently composed of each of the Trustees. If elected, Gary Shugrue will serve as a member of the Valuation Committee. The Valuation Committee is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board.

During the most recent fiscal year of the Fund, which ended on March 31, 2021, the Board held four regular meetings, the Audit Committee held two meetings, and the Nominating Committee and Valuation Committee did not hold any meetings. Each Trustee attended at least 75% of the total number of meetings of the Board and the Audit Committee held during the fiscal year ended March 31, 2021.

Report of the Audit Committee

In discharging its duties, during the 2021 fiscal year, the Audit Committee met with and held discussions with management and with the Fund’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”). Management is responsible for the Fund's internal controls over financial reporting, the financial reporting process and preparation of the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Grant Thornton is responsible for performing an independent audit of the Fund's financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the Fund's financial statements with U.S. GAAP. The Audit Committee also discussed with Grant Thornton the matters required to be discussed by PCAOB Auditing Standard 1301 (Communications with Audit Committees), as amended. Grant Thornton provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of Grant Thornton their firm’s independence with respect to the Fund.

Shareholders are reminded, however, that the members of the Audit Committee are not necessarily professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Grant Thornton. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Fund’s financial statements have been carried out in accordance with PCAOB auditing standards, that the financial statements are presented in accordance with U.S. GAAP or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

The Audit Committee’s review and discussions of the audited financial statements of the Fund for the fiscal year ended March 31, 2021 with Fund management and Grant Thornton occurred prior to the issuance of Grant Thornton’s opinion on the financial statements and also at the Fund’s Audit Committee meeting held on June 2-3, 2021. At that meeting, the Audit Committee recommended to the Board to include the audited financial statements of the Fund for the fiscal year ended March 31, 2021 in the Annual Report of the Fund. During the fiscal year ended March 31, 2021, the Audit Committee discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and received written affirmation of their independence pursuant to PCAOB Rule 3526.

Compensation Information

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $10,000 per fiscal year. Trustees that are interested persons are not separately compensated by the Fund. Mr. Shugrue has not received any compensation from the Fund for his services as an advisory board member; if elected, he will receive the annual retainer as an independent Trustee of the Fund.

Trustees and Trustee Nominee Equity Ownership

As of March 31, 2021, none of the Trustees owned shares of the Fund. As of March 31, 2021, none of the Independent Trustees owned any interests in any other registered investment company overseen by the Trustees within the same family of investment companies as the Fund.

The following table sets forth, as of March 31, 2021, with respect to the Trustee Nominee, certain information regarding the beneficial ownership of shares in the Fund and of the equity securities of all registered investment companies overseen by the Trustee Nominee, if elected, within the same family of investment companies as the Fund.

Name of Trustee Nominee	Dollar Range of Shares of the Fund	Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by the Trustee Nominee in Family of Investment Companies
Gary E. Shugrue	None	None

As of March 31, 2021, none of the Independent Trustees or the Independent Trustee Nominee, nor the immediate family members of the Independent Trustees or Independent Trustee Nominee, beneficially owned or owned of record securities of the Fund’s investment adviser, sub-advisers, principal underwriter, or of any persons directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser, sub-advisers or principal underwriter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 Act (the “1934 Act”) and Section 30(h) of the 1940 Act, taken together, require the Trustees, beneficial owners of more than 10% of a Fund’s shares, the Fund’s investment adviser, and executive officers of the Fund (collectively, “Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of the Fund’s securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2021 has complied with applicable filing requirements.

General Information

Investment Adviser and Sub-Advisers

Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. VAM was founded in 2013 and specializes in structuring and managing both single and multi-strategy registered public funds. VAM is located at 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of June 30, 2021, VAM had approximately $927 million in assets under management, and VAM and its affiliates had approximately $4.1 billion in assets under management. On or about September [15], 2021 (the “Effective Date”), Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”), the controlling member of VAM, is expected to partner with First Trust Capital Partners, LLC (“FTCP” and together with certain of its affiliates, “First Trust”) in a joint venture, which will be called First Trust Capital Solutions, LLC (“FTCS”) (the “Transaction”). FTCS will be owned 50% by FTCP and 50% by Vivaldi. As a result of the Transaction, VAM will be controlled by FTCS.

VAM has informed the Board that First Trust is headquartered in Wheaton, Illinois and has been in business since 1991. First Trust has collective assets under management or supervision of approximately $205.6 billion as of June 30, 2021 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts

RiverNorth Capital Partners, LLC (“RiverNorth”) serves as the Fund’s sub-adviser for a portion of the Fund’s net assets. RiverNorth is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. RiverNorth has been registered with the SEC as an investment adviser since 2000. As of May 31, 2021, approximately $5.1 billion of assets were under the management of RiverNorth and its affiliates. RiverNorth’s investors include registered investment companies, private investment companies, private separately managed accounts and institutional clients.

Angel Oak Capital Advisors, LLC (“Angel Oak”) serves as the Fund’s sub-adviser for a portion of the Fund’s net assets. Angel Oak is located at 3060 Peachtree Road NE, Suite 500, Atlanta, Georgia 30305. Angel Oak has been registered with the SEC as an investment adviser since 2009. As of May 31, 2021, approximately $12 billion of assets were under the management of Angel Oak and its affiliates. Angel Oak’s investors include individuals, banking or thrift institutions, investment companies, pooled investment vehicles and charitable organizations.

Distributor

Foreside Fund Services, LLC (“Foreside”) is currently the distributor of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In connection with the Transaction, the Board has approved First Trust Portfolios L.P., located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, as the Fund’s new distributor, effective after the Effective Date of the Transaction. First Trust Portfolios L.P. is a registered broker-dealer and is a member of FINRA.

Administrator

UMB Fund Services, Inc. (“UMB”), whose principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the administrator for the Fund. UMB provides administrative services to the Fund pursuant to an administration agreement between the Fund and UMB.

Annual and Semi-Annual Reports

The Fund will furnish, without charge, copies of the Fund’s annual and semi-annual reports, to a shareholder upon request. To request a report, please contact the Fund by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at (877) 779-1999 or by visiting the Fund’s website at Vivaldifunds.com. You may also view or obtain these documents on the SEC’s website at www.sec.gov.

Independent Registered Public Accounting Firm

Grant Thornton LLP, located at 171 N. Clark Street, Suite 200, Chicago, Illinois 60601-3370, serves as the independent registered public accounting firm of the Fund. Representatives of Grant Thornton are not expected to be present at the first Special Meeting of Shareholders.

Audit Fees

The aggregate fees billed by Grant Thornton for professional services rendered for the annual audit of the Fund's financial statements for the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020 are disclosed below.

2021	2020
$37,500	$37,500

Audit-Related Fees

The aggregate fees billed by Grant Thornton for assurance and related services reasonably related to the performance of the annual audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020 are disclosed below.

2021	2020
$0	$0

Tax Fees

For the fiscal year ended March 31, 2021 and fiscal year ended Mach 31, 2020, the aggregate fees billed by Grant Thornton for tax compliance, tax advice, and tax planning with respect to the Fund were as follows:

2021	2020
$6,500	$6,250

All Other Fees

For the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020, the following fees were billed by Grant Thornton for services other than the fees reported above.

2021	2020
$0	$0

Pre-approval Policies and Procedures; Adviser Affiliates

The Board’s Audit Committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to its engagement. During its regularly scheduled meetings, the Audit Committee pre-approves all audit, audit-related, tax and other services to be provided by Grant Thornton to the Fund. All “tax fees” and “other fees” as disclosed above were pre-approved by the Board. As shown above, there were no “audit-related fees.”

All of the hours expended on Grant Thornton’s engagement to audit the Fund’s financial statements for the most recent fiscal year were attributed to work performed by Grant Thornton’s full-time, permanent employees.

Aggregate Non-Audit Fees

For the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020, there were no aggregate non-audit fees billed by Grant Thornton for services rendered to the Fund, Vivaldi, and any entity controlling, controlled by or under common control with Vivaldi.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with this proposal.

Required Vote

The provisions of the 1940 Act require that a majority of the Trustees be elected by shareholders and allow the appointment of a new Trustee by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Therefore, in order for Gary E. Shugrue to serve as a Trustee, he is required to be elected by shareholders.

The election of the nominee will require that the candidate receive a plurality of the votes cast at the first Special Meeting in person or by proxy.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE TRUSTEE NOMINEE.

PART 2

SECOND MEETING

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT WITH

VIVALDI ASSET MANAGEMENT, LLC

Introduction

Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and VAM dated August 16, 2013 (the “Original Investment Management Agreement”). On or about September [15], 2021 (the “Effective Date”), Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”), the controlling member of VAM, is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture, which will be called First Trust Capital Solutions, LLC (“FTCS”) (the “Transaction”). FTCS will be owned 50% by FTCP and 50% by Vivaldi.

VAM has informed the Board of Trustees of the Fund (the “Trustees” or the “Board”), that FTCP is an affiliate of First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, and First Trust Advisors L.P. (“FTA”), a federally registered investment adviser (FTP and FTA, collectively “First Trust”). First Trust has collective assets under management or supervision of approximately $205.6 billion as of June 30, 2021 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust is based in Wheaton, Illinois.

As a result of the Transaction, VAM will be controlled by FTCS. The Board has been informed that the Transaction strategically combines First Trust Portfolios L.P.’s distribution and product capabilities with Vivaldi’s technology, intellectual capital and alternative investment solutions. VAM has informed the Board that the Transaction will further enhance Vivaldi’s already robust platform and product offerings to a spectrum of new investors and opportunities. Coupled with First Trust’s resources and economies of scale, VAM believes that FTCS will have a competitive advantage in the offering and servicing of alternative investment solutions.

The Fund’s portfolio management team will remain unchanged after the Transaction. However, First Trust Portfolios L.P. will serve as the distributor of the Fund, as well as its sales and distribution teams.

The Transaction will constitute an “assignment” of the Original Investment Management Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Under federal securities law and the terms of the Original Investment Management Agreement, an assignment results in such agreement’s termination. As a result, the Original Investment Management Agreement will automatically terminate on the Effective Date. Therefore, to permit VAM to continue serve as the investment adviser to the Fund, shareholders are being asked to approve a new investment management agreement between the Fund and VAM (the “New Investment Management Agreement”).

VAM has informed the Board that it expects that the same individuals and personnel responsible for managing the Fund at VAM will continue to be responsible for the day-to-day management of the Fund. As such, the Board determined that retaining the investment advisory services of VAM was in the best interests of the Fund and its shareholders, and at a meeting held on July 27, 2021, approved the New Investment Management Agreement. The terms of the New Investment Management Agreement are the same as the terms of the Original Investment Management Agreement with respect to services to be provided by VAM. However, the management fee rate payable to VAM by the Fund under the New Investment Management Agreement will be at an annual rate of 0.95%, payable monthly in arrears, based on the Fund’s month-end net assets, which represents an increase of 0.45%. For more details on the Fund’s fees and expense, refer to Exhibit I for a comparison of the current and pro-forma fees and expenses of the Fund assuming approval of the New Investment Management Agreement. The material terms of the New Investment Management Agreement and Original Investment Management Agreement are compared below in “Terms of the Original and New Investment Management Agreements.” If approved by shareholders, the New Investment Management Agreement would become effective and remain in effect for an initial term of two years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board. The form of the New Investment Management Agreement is attached hereto as Exhibit C.

Furthermore, since Vivaldi Holdings and First Trust may decide to close the Transaction prior to the Special Meeting, the Board also considered and approved an interim investment management agreement between the Fund and VAM (the “Interim Agreement” and, together with the New Investment Management Agreement, the “Investment Management Agreements”) at its July 27, 2021 meeting to protect the Fund against disruption of investment services while shareholders consider the approval of the New Investment Management Agreement. The Interim Agreement will allow VAM to advise the Fund for up to 150 days after the Effective Date or until the New Investment Management Agreement is approved by shareholders, if sooner. The Interim Agreement will take effect on the Effective Date and the New Investment Management Agreement will take effect if approved by Shareholders prior to the expiration of the Interim Agreement.

Your approval of the New Investment Management Agreement would result in an increase in the Fund’s management fee rate. As VAM explained to the Board, VAM believes an increase in the Fund’s management fee rate is necessary for the overall viability of the Fund going forward. It will also enable VAM to sustain additional investments as the Fund continues to grow.  VAM believes that as the assets continue to increase, it may be necessary to add another sub-advisor to manage a portion of the Fund’s assets.  Currently, the sub-advisory fees are paid out of the management fee at a higher rate than the current management fee.  Without a fee increase, VAM does not believe another sub-advisor would be economically feasible.  In addition, VAM has a dedicated research team that combines in-house research, due diligence and portfolio management with the selection, oversight and rebalancing of the Fund’s assets across sub-advisors and other investments.  Since the fourth quarter of 2019, the portfolio management team has been increasing the Fund’s investment in co-investment opportunities, which has reduced the amount of acquired fund fees and expenses paid indirectly through other investment funds within the portfolio.  An increase in the management fee will allow the research team to continue to source other co-investment opportunities, which will result in a continued decrease in acquired fund fees and expenses paid indirectly through other investment funds.  In addition, while the proposed management fee increase is an additional 0.45%, the proposed increase in the expense cap is only 0.30% for Class I and 0.05% for Class A.  As increased, the fee is comparable to fees charged by other interval funds while still lower than the category average.

Information About VAM

VAM is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the 1940 Act. VAM was founded in 2013 and specializes in structuring and managing both single and multi-strategy registered public funds. As of the Effective Date, VAM will be controlled by First Trust Capital Solutions, LLC (“FTCS”). Vivaldi Holdings, LLC and First Trust Capital Partners, LLC will each own approximately 50% of FTCS.

VAM is located at 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of June 30, 2021, VAM had approximately $927 million in assets under management, and VAM and its affiliates have approximately $4.1 billion in assets under management.

The following information was provided by VAM regarding other registered funds managed by VAM which have investment objectives similar to that of the Fund.

Fund	Fee Rate	Total Fund Assets Advised/Sub-Advised by VAM as of June 30, 2021	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
Vivaldi Multi Strategy Fund	1.20%	$40 million	Yes
First Trust Merger Arbitrage ETF	1.25%	$10.9 million	Yes

Information About First Trust

FTCP is an affiliate of First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, and First Trust Advisors L.P. (“FTA”), a federally registered investment adviser (FTP and FTA, collectively “First Trust”). First Trust has collective assets under management or supervision of approximately $205.6 billion as of June 30, 2021 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust is based in Wheaton, Illinois.

Transaction Not Expected to Adversely Affect the Fund

VAM anticipates that the Transaction will not result in any change in the management services provided to the Fund.

Impact of the Transaction on the Fund’s Investment Management Agreement

The Transaction constitutes an “assignment” of the Original Investment Management Agreement under the 1940 Act and as a result, the Original Investment Management Agreement will automatically terminate on the Effective Date.

To permit VAM to continue to serve to as investment manager to the Fund after the expiration of the Interim Agreement, shareholders are being asked to approve the New Investment Management Agreement, which is materially the same as the Original Investment Management Agreement other than an increase in the management fee payable by the Fund. See “Terms of the Original and New Investment Management Agreements.”

Factors Considered by the Trustees and their Recommendation

The Board of Trustees (the “Trustees” or the “Board”) is recommending that shareholders vote to approve the New Investment Management Agreement.

At a meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved the New Investment Management Agreement. The New Investment Management Agreement shall become effective upon the approval thereof by Fund shareholders prior to the expiration of the Interim Agreement.

Also at the meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved the Interim Agreement. If the parties decide to close the Transaction prior to the Special Meeting, the Interim Agreement will remain in effect until the earlier of the date on which the New Investment Management Agreement has been approved by Fund shareholders or the 151st day after the Effective Date (the “Interim Agreement” and, together with the New Investment Management Agreement, the “Investment Management Agreements”).

Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the July 27, 2021 meeting was held by videoconference. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the July 27, 2021 meeting, the Board requested and received materials from VAM to assist them in considering the approval of the Investment Management Agreements. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreements. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of VAM. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreements.

Nature, Extent and Quality of Service

The Board reviewed and considered that the nature and extent of the investment advisory services to be provided by VAM to the Fund under the Investment Management Agreements, including the selection of Fund investments. The Board noted that the services would be the same as the services provided under the Original Investment Management Agreement. The Board also considered that the Transaction was not expected to affect the nature, extent and quality of the services to be provided by VAM under the terms of the Investment Management Agreements. The Board reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers and key personnel of the Adviser who provide investment advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund's investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.

Performance

The Board considered the investment performance of VAM with respect to the Fund and its other similarly managed funds. The Board also considered the overall performance of the Fund, noting that the Fund was not immune to the market selloff during the beginning of the year, but ultimately outperformed its benchmark index, the ICE BofAML U.S, 3-Month Treasury Bill Index, for the one-year period ended March 31, 2021. The Board agreed that the Transaction was not expected to cause any changes that were or could be expected to materially affect the performance of the Fund.

Fees and Expenses

The Board considered that the advisory fee rate under the Interim Investment Management Agreement is the same as the Original Investment Management Agreement. The Board also considered the proposed advisory fee rate and total expense ratio of the Fund under the New Investment Management Agreement and the new expense limitation and reimbursement agreement (the “New Expense Limitation Agreement”). The Board considered that although the proposed advisory fee rate for the Fund would increase under the New Investment Management Agreement, the current and proposed advisory fee rate is currently below the fund’s peer group median contractual advisory fee rate (as determined by Broadridge Financial Solutions, Inc.). In addition, the Board considered (i) VAM’s intention to request an increase the advisory fee rate whether or not the Transaction occurs because VAM believes it is necessary for the overall viability of the Fund going forward and it will also enable VAM to sustain additional investments as the Fund continues to grow; (ii) that VAM believes that as the assets continue to increase, it may be necessary to add another sub-advisor to manage a portion of the Fund’s assets.  The Board considered that the sub-advisory fees are paid out of the management fee at a higher rate than the current management fee and that without a fee increase, VAM does not believe another sub-advisor would be economically feasible; (iii)  that since the fourth quarter of 2019, the portfolio management team has been increasing the Fund’s investments in co-investment opportunities, which has reduced the amount of acquired fund fees and expenses paid indirectly through other investment funds within the portfolio.  An increase in the management fee will allow the research team to continue to source other co-investment opportunities, which will result in a continued decrease in acquired fund fees and expenses paid indirectly through other investment funds; (iv) VAM’s intention to continue to contractually limit total annual operating expenses under a New Expense Limitation Agreement and, while the proposed management fee increase is an additional 0.45%, the proposed increase in the expense cap is only 0.30%  for Class I and 0.05% for Class A; and (v) that the Fund’s current fee is lower than other interval funds and this adjustment will make the fee more comparable, but still lower than the category average. The Board concluded that the management fees to be paid by the Fund under the Interim Investment Management Agreement and the New Investment Management Agreement and the total expense ratio were reasonable and satisfactory in light of the services provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the Investment Management Agreements. The Board considered the Fund’s management fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability, Ancillary Benefits and Other Factors

The Board considered and reviewed pro forma information concerning the costs to be incurred and profits to be realized by the Adviser from its relationship with the Fund. The Board also reviewed the Adviser’s current financial condition and considered the Adviser’s representation that no material adverse changes in the financial condition are anticipated as a result of the Transaction. The Board noted that the financial condition of the Adviser both before and after the Transaction appeared stable. The Board determined that the proposed compensation to the Adviser was reasonable and that the Adviser’s financial condition was satisfactory.

After receiving adequate information, the Board was satisfied that the Transaction would not result in any adverse consequences for the Fund. The Board noted representations from VAM that the Transaction was not expected to result in any changes to the services it provides to the Fund, or the personnel providing those services.

Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the New Investment Management Agreement.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the New Investment Management Agreement.

Terms of the Original and New Investment Management Agreements

A copy of the New Investment Management Agreement is attached hereto as Exhibit C. The following description is only a summary; however, all material terms of the New Investment Management Agreement have been included in this summary. You should refer to Exhibit C for the New Investment Management Agreement, and the description set forth in this proxy statement of the New Investment Management Agreement is qualified in its entirety by reference to Exhibit C. The advisory services to be provided by VAM to the Fund under the New Investment Management Agreement are identical to the services provided under the Original Investment Management Agreement. However, the management fee rate with respect to the fees payable to VAM by the Fund under the New Investment Management Agreement is higher by 0.45% of the Fund’s month-end net assets than the management fee rate with respect to the fees payable to VAM under the Original Investment Management Agreement.

The contractual rates of the management fee payable to VAM under the Original Investment Management Agreement, the actual management fees paid to VAM by the Fund for the fiscal year ended March 31, 2021, and the contractual rates of the management fee payable to VAM under the New Investment Management Agreement are set forth in Exhibit D. The date on which the Original Investment Management Agreement was most recently (i) approved by the Board and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

Advisory Services. The advisory services to be provided by VAM under the New Investment Management Agreement are identical to those advisory services provided by VAM to the Fund under the Original Investment Management Agreement. Under both the Original Investment Management Agreement and the New Investment Management Agreement, the Adviser furnishes and manages a continuous investment program for the Fund. In furnishing its services under the New Investment Management Agreement, VAM will furnish its services subject to the same parameters as was required under the Original Investment Management Agreement. Accordingly, VAM will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning VAM’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning VAM’s discharge of the foregoing responsibilities. VAM may hire (subject to the approval of the Fund's Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by VAM does not relieve VAM of its responsibilities under either the Original Investment Management Agreement or the New Investment Management Agreement.

Compensation of Adviser. Pursuant to the Original Investment Management Agreement, the Fund pays compensation to VAM at an annual rate of 0.50%, of the Fund’s month-end net assets. Pursuant to the New Investment Management Agreement, the Fund pays compensation to VAM at an annual rate of 0.95%, of the Fund’s month-end net assets.

Duration and Termination. Both the Original Investment Management Agreement and the New Investment Management Agreement provide that the respective agreement will continue in effect for an initial term of two years, and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to the Agreement or interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of the Fund fail to approve the Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of both Agreements be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Both the New Investment Management Agreement and the Original Investment Management Agreement provide that the respective agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to VAM, or by VAM at any time without the payment of any penalty, on 60 days written notice to the Fund. Both Agreements will automatically and immediately terminate in the event of an assignment.

Limitation of Liability and Indemnification of Adviser. Both the New Investment Management Agreement and the Original Investment Management Agreement contain identical provisions with respect to the limitation of liability and indemnification of the Adviser. The New Investment Management Agreement and the Original Investment Management Agreement both state that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified.

Both Agreements provide that the Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any member, manager, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. The rights of indemnification provided under the Agreements shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreements to the fullest extent permitted by law.

Both Agreements also provide that the Adviser shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Adviser, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Adviser. The rights of indemnification provided under the Agreements shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreements to the fullest extent permitted by law.

Additional Information Pertaining to VAM

The following table sets forth the name, position and principal occupation of each director and the principal executive officer of VAM as of March 31, 2021. Each individual’s address is c/o 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of the Effective Date, VAM will be controlled by First Trust Capital Solutions, LLC which will be owned 50% by First Trust Capital Partners, LLC and 50% by Vivaldi Holdings, LLC.

Name	Principal Occupation at VAM
David A. Sternberg	Co-Founder and Chief Executive Officer

Randal L. Golden	Co-Founder and Chief Financial Officer

Michael Peck	President and Co-Chief Investment Officer

Chad Eisenberg	Chief Operating Officer

Scott L. Hergott	Head of Research and Co-Chief Investment Officer

Marc D. Bassewitz	Chief Compliance Officer and General Counsel

Vivaldi Holdings, LLC	Member

During the fiscal year ended March 31, 2021, the Fund paid $449,488 to VAM for services provided to the Fund.

As of the Record Date, Mr. Peck and Mr. Eisenberg each have an equity interest in Vivaldi Holdings, and therefore indirectly in VAM and other affiliates of VAM. As of the Record Date, no Trustee or other Officer of the Fund owns securities of, or has any other material direct or indirect interest in, VAM or any person controlling, controlled by or under common control with VAM. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2021, to which VAM, any parent or subsidiary of VAM, or any parent or subsidiary of such entities, was a party.

Portfolio Management

If this Proposal 1 is approved, VAM will continue to be responsible for the execution of the Fund’s investment strategies and the day-to-day investment operations of its allocated portion of the Fund. The personnel of VAM who currently have primary responsibility for management of its allocated portion of the Fund are as follows.

MICHAEL PECK — Portfolio Manager — Mr. Peck, CFA, joined the Investment Manager and its affiliated companies (collectively, “Vivaldi”) in February 2012 and is currently President and Co-Chief Investment Officer. Prior to Vivaldi, Mr. Peck was a Portfolio Manager at Coe Capital, LLC, a Chicago-based registered investment adviser, from March 2010 to December 2011. From June 2007 through March 2009, Mr. Peck was a paid consultant at various real estate and investment companies. From 2006 to 2008, Mr. Peck was a Senior Financial Analyst/Risk Manager at The Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. Mr. Peck also holds a Master of Arts in Finance and a Masters in Business Administration (Real Estate Analysis and Financial Analysis) from DePaul University and is a Chartered Financial Analyst (“CFA”).

SCOTT HERGOTT — Portfolio Manager — Mr. Hergott joined Vivaldi in January 2013 and currently serves as both the Director of Research and Co-Chief Investment Officer. From 2010 to 2012, Mr. Hergott held both risk management and business development roles at Citadel — specifically the Pioneer Path platform of portfolio managers. Prior to Citadel, from 2003 to 2010, Mr. Hergott was a Portfolio Manager at Iron Partners, LLC, a fund of hedge funds, where he was responsible for sourcing managers and performing investment due diligence. Mr. Hergott has a Bachelor of Arts degree in Business from Northeastern Illinois University.

BRIAN MURPHY — Portfolio Manager — Mr. Murphy joined Vivaldi in March 2014 as a Senior Research Analyst and currently serves as portfolio manager to the Fund. Mr. Murphy was previously a Director at Voyager Management, LLC (“Voyager Management”), a fund of hedge fund firm, from 2010 to 2014. Prior to Voyager Management, from 2009 to 2010, Mr. Murphy was Derivatives Product Specialist at Analytic Investors, specializing in quantitative derivative hedge fund strategies. Mr. Murphy was also an Analyst at Iron Partners, LLC, a fund of hedge fund firm, from 2007 to 2009, where he was primarily responsible for covering hedged equity, equity trading, derivative and structured product services. Mr. Murphy graduated from Miami University with a Bachelor of Science in Finance.

JEFF O’BRIEN — Portfolio Manager — Mr. O’Brien joined Vivaldi in 2014 and currently serves as portfolio manager to the Fund in addition to a hedge fund. Prior to joining Vivaldi, Mr. O’Brien was the Founder and Managing Member of Glenfinnen Capital, LLC (“Glenfinnen”) which served as the investment adviser for two merger arbitrage hedge funds. Prior to founding Glenfinnen in April 2000, Mr. O’Brien served as a portfolio manager and research analyst on the risk arbitrage desk at First Capital Alliance for five years and before that as a credit analyst at NationsBank. Mr. O’Brien earned a B.S. in Finance from Indiana University.

DANIEL LANCZ — Portfolio Manager — Mr. Lancz has been a Portfolio Manager with Vivaldi since December 2014. Prior to joining Vivaldi, Mr. Lancz served as Director of Research for Glenfinnen and oversees the investment research for a merger arbitrage hedge fund. Prior to joining Glenfinnen in 2003, Mr. Lancz was the Director of Research of a merger arbitrage hedge fund, Augusta Capital Management. Mr. Lancz earned a B.S. from Miami University, located in Oxford, Ohio.

Required Vote

As provided under the 1940 Act, approval of the New Investment Management Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

PART 3

SECOND MEETING

DESCRIPTION OF PROPOSAL 2

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

WITH RIVERNORTH CAPITAL MANAGEMENT, LLC

Introduction

RiverNorth Capital Partners, LLC (“RiverNorth”) currently serves as the Fund’s sub-adviser pursuant to an investment sub-advisory agreement among the Fund, Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) and RiverNorth dated June 3, 2020 (the “Original RiverNorth Investment Sub-Advisory Agreement”).

Information About RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC is a Delaware limited liability company that provides discretionary and non-discretionary investment management services primarily to registered investment companies, private investment companies, private separately managed accounts and institutional clients. RiverNorth, located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654, was founded in 2000. RiverNorth is a wholly owned subsidiary of RiverNorth Financial Holdings LLC, which in turn is owned primarily by RiverNorth Holding Co., an entity controlled by Brian Schmucker and Patrick Galley. As of May 31, 2021, RiverNorth had $5.1 billion in assets under management.

The following table contains information regarding the other registered funds, private funds and separately managed accounts for which RiverNorth serves as the adviser or sub-adviser and which have investment objectives similar to that of RiverNorth’s allocated portion of the Fund.

Fund	Fee rate	Total fund assets as of June 30, 2021	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
RiverNorth Core Opportunity Fund	1.00% of average daily net assets	$84,032,594	No
RiverNorth Opportunities Fund, Inc.	0.85% of average daily managed assets	$207,065,067	No
Vivaldi Multi-Strategy Fund	0.80% of average daily net assets	$14,017,093	No
RiverNorth Capital Partners, LP	1.50% management fee/20% incentive fee with high water mark	$87,250,706	No
RiverNorth Institutional Partners, LP	1.50% management fee/20% incentive fee with high water mark	$580,332,225	No
Separately Managed Account #1	1.50% management fee/20% incentive fee	$28,739,897	No

Transaction Not Expected to Adversely Affect the Fund

The Transaction will not result in any change in the management services provided to the Fund by RiverNorth.

Impact of the Transaction on the Fund’s Investment Sub-Advisory Agreement

The Transaction constitutes an “assignment” of the Original RiverNorth Investment Sub-Advisory Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”) and as a result, the Original RiverNorth Investment Sub-Advisory Agreement will automatically terminate on the Effective Date. Shareholders are being asked to approve the New RiverNorth Investment Sub-Advisory Agreement, which is materially the same as the Original RiverNorth Investment Sub-Advisory Agreement. See “Terms of the Original and New RiverNorth Investment Sub-Advisory Agreements.”

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New RiverNorth Investment Sub-Advisory Agreement.

At a meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved the New RiverNorth Investment Sub-Advisory Agreement. The New RiverNorth Investment Sub-Advisory Agreement will become effective upon the approval thereof by Fund shareholders prior to the expiration of the Interim RiverNorth Investment Sub-Advisory Agreement, as defined below.

Also at the meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved an interim investment sub-advisory agreement among the Fund, VAM and RiverNorth (the “Interim RiverNorth Investment Sub-Advisory Agreement”, and together with the New RiverNorth Investment Sub-Advisory Agreement, the “RiverNorth Investment Sub-Advisory Agreements”). If Vivaldi Holdings and First Trust decide to close the Transaction prior to the Special Meeting, the Interim RiverNorth Investment Sub-Advisory Agreement will remain in effect until the earlier of the date on which the New RiverNorth Investment Sub-Advisory Agreement has been approved by Fund shareholders or the 151st day after the Effective Date.

Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the July 27, 2021 meeting was held by videoconference. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the July 27, 2021 meeting, the Board requested and received materials from RiverNorth to assist them in considering the approval of the RiverNorth Investment Sub-Advisory Agreements. The Board did not consider any single factor as controlling in determining whether or not to approve the RiverNorth Investment Sub-Advisory Agreements. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of RiverNorth. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the RiverNorth Investment Sub-Advisory Agreements.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the sub-investment advisory services to be provided by RiverNorth to the allocated portion of the Fund under the RiverNorth Investment Sub-Advisory Agreements, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by RiverNorth, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of RiverNorth who would provide the investment advisory services to the Fund. The Board determined that RiverNorth’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account RiverNorth's procedures used to determine the value of the Fund's investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the RiverNorth Investment Sub-Advisory Agreements are satisfactory.

Performance

The Board considered the investment performance of RiverNorth with respect to its allocated portion of the Fund during the one-year period ended April 30, 2021 and the performance of its similarly managed accounts.

Fees and Expenses

The Board considered the sub-advisory fee rate under the Original RiverNorth Investment Sub-Advisory Agreement as compared to the sub-advisory fee rate assuming the approval of the New RiverNorth Investment Sub-Advisory Agreements, noting that the Adviser pays RiverNorth from its fees. The Board considered that the sub-advisory fee rate that VAM pays to RiverNorth would not change under the RiverNorth Investment Sub-Advisory Agreements (although the fees would be held in escrow during the term of the Interim RiverNorth Investment Sub-Advisory Agreement, if applicable). The Board concluded that the sub-advisory fees were reasonable and satisfactory in light of the services provided.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the RiverNorth Investment Sub-Advisory Agreements. The Board considered the Fund’s sub-advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability, Ancillary Benefits and Other Factors

The Board reviewed RiverNorth’s financial condition. The Board noted that the financial condition of RiverNorth appeared stable. The Board determined that the compensation to RiverNorth was reasonable and the financial condition was adequate.

Other Benefits to RiverNorth

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by RiverNorth or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by RiverNorth and its affiliates as a result of the relationship with the Fund are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New RiverNorth Investment Sub-Advisory Agreement.

Terms of the New RiverNorth Investment Sub-Advisory Agreement

A copy of the New RiverNorth Investment Sub-Advisory Agreement is attached hereto as Exhibit E. The following description is only a summary; however, all material terms of the New RiverNorth Investment Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit E for the New RiverNorth Investment Sub-Advisory Agreement, and the description set forth in this proxy statement of the New RiverNorth Investment Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit E. The sub-advisory services to be provided by RiverNorth to its allocated portion of the Fund under the New RiverNorth Investment Sub-Advisory Agreement are identical to the services provided under the Original RiverNorth Investment Sub-Advisory Agreement. Furthermore, the sub-advisory fee rate with respect to the fees payable to RiverNorth under the New RiverNorth Investment Sub-Advisory Agreement and the sub-advisory fee rate with respect to the fees payable to RiverNorth under the Original RiverNorth Investment Sub-Advisory Agreement, are also identical. The contractual rates of the sub-advisory fee payable to RiverNorth by VAM, and the actual management fees paid to RiverNorth by VAM for the fiscal year ended March 31, 2021, are set forth in Exhibit D. The date on which the Original Investment Sub-Advisory Agreement was most recently (i) approved by the Board and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

Sub-Advisory Services. The sub-advisory services to be provided by RiverNorth under the New RiverNorth Investment Sub-Advisory Agreement are identical to those sub-advisory services provided by RiverNorth to the Fund under the Original RiverNorth Investment Sub-Advisory Agreement. Under both the Original RiverNorth Investment Sub-Advisory Agreement and the New RiverNorth Investment Sub-Advisory Agreement, RiverNorth, subject to the supervision and oversight of the Adviser, will manage the investment and reinvestment of such portion of the assets of the Fund as the Adviser may from time to time allocate to RiverNorth for management. In furnishing its services under the New RiverNorth Investment Sub-Advisory Agreement, RiverNorth will furnish its services to the Fund in accordance with the following: (i) the Fund’s Amended and Restated Agreement and Declaration of Trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of VAM.

Compensation of RiverNorth. Both the New RiverNorth Investment Sub-Advisory Agreement and the Original RiverNorth Investment Sub-Advisory Agreement contain identical fee rates, pursuant to which the Adviser pays compensation to RiverNorth equal to 0.80% of the sub-advised assets’ average daily net assets. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), RiverNorth may, in its discretion and from time to time, waive all or any portion of its sub-advisory fee.

Duration and Termination. Both the Original RiverNorth Investment Sub-Advisory Agreement and the New RiverNorth Investment Sub-Advisory Agreement become effective as provided therein, provided that neither Agreement shall take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. Each Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Both the New RiverNorth Investment Sub-Advisory Agreement and the Original RiverNorth Investment Sub-Advisory Agreement provide that the respective agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser and RiverNorth, or by the Adviser or RiverNorth on sixty (60) days’ written notice to the Fund and the other party. Both Agreements will automatically terminate, without the payment of any penalty, (i) in the event of an assignment (as defined in the 1940 Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. Both Agreements will also terminate upon written notice to the other party that the other party is in material breach of the Agreement, unless the party in material breach of the Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Limitation of Liability. Both the New RiverNorth Investment Sub-Advisory Agreement and the Original RiverNorth Investment Sub-Advisory Agreement contain identical provisions with respect to the limitation of liability. Both Agreements state that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither RiverNorth nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Fund as a result of any error of judgment or mistake of law by RiverNorth or its Affiliates with respect to the Fund, except that nothing in the Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of RiverNorth or its Affiliates for, and RiverNorth shall indemnify and hold harmless the Fund, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of RiverNorth in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to RiverNorth which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Fund by RiverNorth Indemnitees for use therein.

Both the New RiverNorth Investment Sub-Advisory Agreement and the Original RiverNorth Investment Sub-Advisory Agreement provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by RiverNorth as a result of any error of judgment or mistake of law by the Adviser, the Fund and their respective Affiliates with respect to the Fund, except that nothing in the Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless RiverNorth, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “RiverNorth Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of RiverNorth Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to RiverNorth or the Fund by the Adviser Indemnitees for use therein.

Additional Information Pertaining to RiverNorth

The following table sets forth the name, position and principal occupation of each general partner or director and principal executive officer of RiverNorth as of March 31, 2021. Each individual’s address is c/o RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654.

Name	Principal Occupation at RiverNorth
Brian H. Schmucker	Founder and Manager
Patrick W. Galley	Chief Executive Officer, Chief Investment Officer and Manager
Jonathan M. Mohrhardt	President, Chief Operating Officer and Manager
Marcus L. Collins	General Counsel, Secretary and Chief Compliance Officer
RiverNorth Financial Holdings LLC	Member

The sub-advisory fees are paid by the Adviser, not the Fund. During the fiscal year ended March 31, 2021, VAM paid $67,726 to RiverNorth for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of RiverNorth for the fiscal year ended March 31, 2021.

As of the Record Date, no officer or Trustee of the Fund owns securities of, or any has other material direct or indirect interest in, RiverNorth or any person controlling, controlled by or under common control with RiverNorth. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2021, to which RiverNorth, or any parent or subsidiary of RiverNorth, or any parent or subsidiary of such entities, was a party.

Portfolio Management

If this Proposal 2 is approved, subject to oversight by VAM, RiverNorth will continue to be responsible for the execution of the Fund’s investment strategies and the day-to-day investment operations of its allocated portion of the Fund. The personnel of RiverNorth who currently have primary responsibility for management of its allocated portion of the Fund are as follows.

PATRICK W. GALLEY — Portfolio Manager — Mr. Galley joined RiverNorth in 2004 and serves as Chief Investment Officer and Portfolio Manager. Mr. Galley heads the firm’s research and investment teams and oversees all portfolio management activities at RiverNorth. Mr. Galley also serves as the President and Chairman of RiverNorth’s proprietary funds. Prior to joining RiverNorth, Mr. Galley was Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation and is a member of both the CFA Institute and the CFA Society of Chicago.

STEPHEN O’NEILL — Portfolio Manager — Mr. O’Neill joined RiverNorth in 2007 and serves as Portfolio Manager. He co-manages the firm’s closed-end fund trading strategies. Mr. O’Neill is also a member of the asset allocation team and helps to oversee the firm’s research analysts. Prior to joining RiverNorth, Mr. O’Neill was Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America he specialized in the corporate real estate, asset management and structured finance industries. Mr. O’Neill graduated Magna Cum Laude from Miami University of Ohio with a B.S. in Finance and a minor in Economics. He has received the Chartered Financial Analyst (CFA) designation and is a member of both the CFA Institute and the CFA Society of Chicago.

Required Vote

As provided under the 1940 Act, approval of the New RiverNorth Investment Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting. The shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW RIVERNORTH INVESTMENT SUB-ADVISORY AGREEMENT.

PART 4

SECOND MEETING

DESCRIPTION OF PROPOSAL 3

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

WITH ANGEL OAK CAPITAL ADVISORS, LLC

Introduction

Angel Oak Capital Advisors, LLC (“Angel Oak”) currently serves as the Fund’s sub-adviser pursuant to an investment sub-advisory agreement among the Fund, Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) and Angel Oak dated March 22, 2017 (the “Original Angel Oak Investment Sub-Advisory Agreement”).

Information About Angel Oak Capital Advisors, LLC

Angel Oak, a Delaware limited liability company, is located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326. Angel Oak was formed in 2009 and is an SEC-registered investment adviser that provides advisory services to high net worth individuals and institutions. Angel Oak is owned by Michael A. Fierman and Sreeniwas V. Prabhu, each a Managing Partner. As of May 31, 2021, Angel Oak had $12 billion in assets under management.

The following table contains information regarding another registered fund for which Angel Oak serves as the adviser and which has an investment objective similar to that of Angel Oak’s allocated portion of the Fund.

Fund	Fee rate	Total fund assets advised by Angel Oak as of June 30, 2021	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Angel Oak Strategic Credit Fund (“AOSCF”)	1.25%	$13,605,492	Yes

Transaction Not Expected to Adversely Affect the Fund

The Transaction will not result in any change in the management services provided to the Fund by Angel Oak.

Impact of the Transaction on the Fund’s Investment Sub-Advisory Agreement

The Transaction constitutes an “assignment” of the Original Angel Oak Investment Sub-Advisory Agreement under the 1940 Act and as a result, the Original Angel Oak Investment Sub-Advisory Agreement will automatically terminate on the Effective Date. Shareholders are being asked to approve the New Angel Oak Investment Sub-Advisory Agreement, which is materially the same as the Original Angel Oak Investment Sub-Advisory Agreement. See “Terms of the Original and New Angel Oak Investment Sub-Advisory Agreements.”

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Angel Oak Investment Sub-Advisory Agreement.

At a meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved the New Angel Oak Investment Sub-Advisory Agreement. The New Angel Oak Investment Sub-Advisory Agreement will become effective upon the approval thereof by Fund shareholders prior to the expiration of the Interim Angel Oak Investment Sub-Advisory Agreement, as defined below.

Also at the meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved an interim investment sub-advisory agreement among the Fund, VAM and Angel Oak (the “Interim Angel Oak Investment Sub-Advisory Agreement”, and together with the New Angel Oak Investment Sub-Advisory Management Agreement, the “Angel Oak Investment Sub-Advisory Agreements”). If Vivaldi Holdings and First Trust decide to close the Transaction prior to the Special Meeting, the Interim Angel Oak Investment Sub-Advisory Agreement will remain in effect until the earlier of the date on which the New Angel Oak Investment Sub-Advisory Agreement has been approved by Fund shareholders or the 151st day after the Effective Date.

Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the July 27, 2021 meeting was held by videoconference. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the July 27, 2021 meeting, the Board requested and received materials from Angel Oak to assist them in considering the approval of the Angel Oak Investment Sub-Advisory Agreements. The Board did not consider any single factor as controlling in determining whether or not to approve the Angel Oak Investment Sub-Advisory Agreements. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of Angel Oak. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Angel Oak Investment Sub-Advisory Agreements.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the investment sub-advisory services to be provided by Angel Oak to the allocated portion of the Fund under the Angel Oak Investment Sub-Advisory Agreements, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Angel Oak, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of Angel Oak who would provide the investment advisory services to the Fund. The Board determined that Angel Oak’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Angel Oak 's procedures used to determine the value of the Fund's investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the Angel Oak Investment Sub-Advisory Agreements are satisfactory.

Performance

The Board considered the investment performance of Angel Oak with respect to its allocated portion of the Fund, for the one-year period ended May 31, 2021 and the performance of its similarly managed fund.

Fees and Expenses

The Board considered the sub-advisory fee rate under the Original Angel Oak Investment Sub-Advisory Agreement as compared to the sub-advisory fee rate assuming the approval of the New Angel Oak Investment Sub-Advisory Agreement, noting that the Adviser pays Angel Oak from its fees. The Board considered that the sub-advisory fee rate that VAM pays to Angel Oak would not change under the Angel Oak Investment Sub-Advisory Agreement (although the fees would be held in escrow during the term of the Interim Angel Oak Sub-Advisory Agreement, if applicable). The Board concluded that the sub-advisory fees were reasonable and satisfactory in light of the services provided.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the Angel Oak Investment Sub-Advisory Agreements. The Board considered the Fund’s sub-advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability, Ancillary Benefits and Other Factors

The Board reviewed Angel Oak’s financial condition. The Board noted that the financial condition of Angel Oak appeared stable. The Board determined that the compensation to Angel Oak was reasonable and the financial condition was adequate.

Other Benefits to Angel Oak

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by Angel Oak or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by Angel Oak and its affiliates as a result of the relationship with the Fund are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Angel Oak Investment Sub-Advisory Agreement.

Terms of the New Angel Oak Investment Sub-Advisory Agreement

A copy of the New Angel Oak Investment Sub-Advisory Agreement is attached hereto as Exhibit F. The following description is only a summary; however, all material terms of the New Angel Oak Investment Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit F for the New Angel Oak Investment Sub-Advisory Agreement, and the description set forth in this proxy statement of the New Angel Oak Investment Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit F. The sub-advisory services to be provided by Angel Oak to its allocated portion of the Fund under the New Angel Oak Investment Sub-Advisory Agreement are identical to the services provided under the Original Angel Oak Investment Sub-Advisory Agreement. Furthermore, the sub-advisory fee rate with respect to the fees payable to Angel Oak under the New Angel Oak Investment Sub-Advisory Agreement and the sub-advisory fee rate with respect to the fees payable to Angel Oak under the Original Angel Oak Investment Sub-Advisory Agreement, are also identical. The contractual rates of the sub-advisory fee payable to Angel Oak by VAM, and the actual management fees paid to Angel Oak by VAM for the fiscal year ended March 31, 2021, are set forth in Exhibit D. The date on which the Original Investment Sub-Advisory Agreement was most recently (i) approved by the Board and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

Sub-Advisory Services. The sub-advisory services to be provided by Angel Oak under the New Angel Oak Investment Sub-Advisory Agreement are identical to those sub-advisory services provided by Angel Oak to the Fund under the Original Angel Oak Investment Sub-Advisory Agreement. Under both the Original Angel Oak Investment Sub-Advisory Agreement and the New Angel Oak Investment Sub-Advisory Agreement, Angel Oak, subject to the supervision and oversight of the Adviser, will manage the investment and reinvestment of such portion of the assets of the Fund as the Adviser may from time to time allocate to Angel Oak for management. In furnishing its services under the New Angel Oak Investment Sub-Advisory Agreement, Angel Oak will furnish its services to the Fund in accordance with the following: (i) the Fund’s Amended and Restated Agreement and Declaration of Trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of VAM.

Compensation of Angel Oak. Both the New Angel Oak Investment Sub-Advisory Agreement and the Original Angel Oak Investment Sub-Advisory Agreement contain identical fee rates, pursuant to which the Adviser pays compensation to Angel Oak equal to 0.80% of the sub-advised assets’ average daily net assets. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), Angel Oak may, in its discretion and from time to time, waive all or any portion of its advisory fee.

Duration and Termination. Both the Original Angel Oak Investment Sub-Advisory Agreement and the New Angel Oak Investment Sub-Advisory Agreement become effective as provided therein, provided that neither Agreement shall take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. Each Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Both the New Angel Oak Investment Sub-Advisory Agreement and the Original Angel Oak Investment Sub-Advisory Agreement provide that the respective agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser and Angel Oak, or by the Adviser or Angel Oak on sixty (60) days’ written notice to the Fund and the other party. Both Agreements will automatically terminate, without the payment of any penalty, (i) in the event of an assignment (as defined in the 1940 Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. Both Agreements will also terminate upon written notice to the other party that the other party is in material breach of the Agreement, unless the party in material breach of the Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Limitation of Liability. Both the New Angel Oak Investment Sub-Advisory Agreement and the Original Angel Oak Investment Sub-Advisory Agreement contain identical provisions with respect to the limitation of liability. Both Agreements state that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither Angel Oak nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Fund as a result of any error of judgment or mistake of law by Angel Oak or its Affiliates with respect to the Fund, except that nothing in the Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of Angel Oak or its Affiliates for, and Angel Oak shall indemnify and hold harmless the Fund, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Angel Oak Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Angel Oak in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to Angel Oak which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Fund by Angel Oak Indemnitees for use therein.

Both the New Angel Oak Investment Sub-Advisory Agreement and the Original Angel Oak Investment Sub-Advisory Agreement provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Angel Oak as a result of any error of judgment or mistake of law by the Adviser, the Fund and their respective Affiliates with respect to the Fund, except that nothing in the Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless Angel Oak, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of Angel Oak Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to Angel Oak or the Fund by the Adviser Indemnitees for use therein

Additional Information Pertaining to Angel Oak

The following table sets forth the name, position and principal occupation of each general partner or director and principal executive officer of Angel Oak as of March 31, 2021. Each individual’s address is c/o Angel Oak Capital Advisors, LLC 3060 Peachtree Road NE, Suite 500, Atlanta, Georgia 30305.

Name	Principal Occupation at Angel Oak
Dory Black	General Counsel
Adam Langley	Chief Compliance Officer
Tracy Jackson	Chief Financial Officer
John Hsu	Chief Risk Officer
David Silvera	Chief Operating Officer
Daniel Fazioli	Chief Accounting Officer
Angel Oak Asset Management Holdings LLC	Member

The sub-advisory fees are paid by the Adviser, not the Fund. During the fiscal year ended March 31, 2021, VAM paid $96,724 to Angel Oak for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of Angel Oak for the fiscal year ended March 31, 2021.

As of the Record Date, no officer or Trustee of the Fund owns securities of, or any has other material direct or indirect interest in, Angel Oak or any person controlling, controlled by or under common control with Angel Oak. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2021, to which Angel Oak, or any parent or subsidiary of Angel Oak, or any parent or subsidiary of such entities, was a party.

Portfolio Management

If this Proposal 3 is approved, subject to oversight by VAM, Angel Oak will continue to be responsible for the execution of the Fund’s investment strategies and the day-to-day investment operations of its allocated portion of the Fund. The personnel of Angel Oak who currently have primary responsibility for management of its allocated portion of the Fund are as follows.

SAM DUNLAP — Portfolio Manager — Mr. Dunlap is a Managing Director and Chief Investment Officer for Public Strategies of Angel Oak Capital Advisors and a Portfolio Manager of the Angel Oak Multi-Strategy Income Fund and the Angel Oak Flexible Income Fund. Mr. Dunlap is also responsible for managing some of the separately managed accounts for Angel Oak’s clients. Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of fixed income markets. Prior to joining Angel Oak in 2009, Mr. Dunlap spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Mr. Dunlap’s previous experience included two years at Wachovia in Charlotte, North Carolina supporting the agency mortgage pass-through trading desk. Mr. Dunlap received a B.A. in Economics from the University of Georgia.

BERKIN KOLOGLU — Portfolio Manager — Mr. Kologlu is a Managing Director and Senior Portfolio Manager of the Angel Oak Capital Advisors and a Portfolio Manager of the Angel Oak Multi-Strategy Income Fund and the Angel Oak High Yield Opportunities Fund. Mr. Kologlu has over 15 years’ experience in fixed income products and focuses on building and managing strategies within the Collateralized Loan Obligation (CLO) market. He spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic CDOs backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

SREENIWAS (SREENI) V. PRABHU — Portfolio Manager — Mr. Prabhu is co-founder, Managing Partner and Group Chief Investment Officer of Angel Oak Capital Advisors and a Portfolio Manager of the Fund. Prior to co-founding Angel Oak in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

COLIN MCBURNETTE — Portfolio Manager — Mr. McBurnette is a Senior Portfolio Manager of Angel Oak Capital Advisors and Portfolio Manager of the Fund. Mr. McBurnette focuses on security and portfolio analytics. Prior to joining Angel Oak Capital Advisors in 2012, Mr. McBurnette worked for Prodigus Capital Management, where he served on the investment committee and ran the analytics group. He was responsible for acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds a B.B.A. in Finance and in Real Estate from the University of Georgia.

Required Vote

As provided under the 1940 Act, approval of the New Angel Oak Investment Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting. The shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW ANGEL OAK INVESTMENT SUB-ADVISORY AGREEMENT.

PART 5

SECOND MEETING

DESCRIPTION OF PROPOSALS 4 and 5

APPROVAL OF the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with A NEW EXPENSE LIMITATION AND

REIMBURSEMENT AGREEMENT, CONTINGENT ON APPROVAL OF THE NEW INVESTMENT

MANAGEMENT AGREEMENT

WITH VIVALDI ASSET MANAGEMENT, LLC

Background

The Fund currently offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Under the Fund’s current expense limitation and reimbursement agreement dated March 9, 2019 (the “Current Expense Limitation Agreement”), Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund, if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.95% and 0.95% of the average daily net assets of Class A Shares and Class I Shares, respectively, which will expire on the effective date of the new investment management agreement between the Fund and VAM (the “New Investment Management Agreement”).

In connection with the increased investment management fee under the New Investment Management Agreement, the Adviser is proposing the early termination and replacement of the Fund’s Current Expense Limitation Agreement with a new expense limitation and reimbursement agreement (“New Expense Limitation Agreement”) between the Fund and VAM, under which VAM would waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.00% and 1.25% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “New Expense Limits”). The New Expense Limit for the Class A Shares is 0.05% higher than the current Class A Shares expense limit and the New Expense Limit for the Class I Shares is 0.30% higher than the current Class I Shares expense limit. Please see Exhibit I regarding the current and pro forma fee and expense table of the Fund assuming the New Expense Limitation Agreement is adopted.

The proposed New Expense Limitation Agreement will have an initial term of one year from the effective date of the New Investment Management Agreement, and during such term the New Expense Limitation Agreement may not be terminated by the Fund or the Adviser. Thereafter, the New Expense Limitation Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Adviser upon 30 days’ advanced written notice. For a period not to exceed three years from the date on which a waiver or reimbursement is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limitation in effect at the time of the waiver or reimbursement and the expense limit in effect at the time of the recoupment. Please see Exhibit G for a copy of the proposed New Expense Limitation Agreement.

At a meeting held on July 27, 2021, the Board approved the New Expense Limitation Agreement to commence on the effective date of the New Investment Management Agreement, subject to shareholder approval. The Board also approved the termination of the Current Expense Limitation Agreement as of the effective date of the New Investment Management Agreement, subject to shareholder approval.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote for the approval of the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with the New Expense Limitation Agreement. In making such recommendation, the Board of Trustees considered and evaluated various factors, including:

•	The New Expense Limits under the New Expense Limitation Agreement were proposed in connection with the increase in investment management fee under the New Investment Management Agreement, but the increases in Expense Limits are less than the increase in investment management fee.

•	The proposed New Expense Limits are competitive with the Fund’s peer group median’s total expenses and lower than the peer group’s highest total expenses as a percentage of average net assets as determined by Broadridge Financial Solutions;

•	The Adviser believes the New Expense Limits will provide the Fund a more sustainable economic footing for long-term viability;

•	The New Expense Limitation Agreement allows for recoupment of any waiver or reimbursement within three years of the date on which a waiver or reimbursement is made, provided that Fund is able to make repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment; and

•	The New Expense Limitation Agreement may not be terminated by the Fund or the Adviser for one year. Unless it is terminated, the New Expense Limitation Agreement automatically renews for consecutive one-year terms, unless terminated by either party upon 30 days’ written notice.

If shareholders do not approve either the New Expense Limitation Agreement or the New Investment Management Agreement, the Current Expense Limitation Agreement will remain in place until August 1, 2022 and will automatically renew for consecutive one-year terms thereafter, unless terminated by either party upon 30 days’ written notice.

Based on all of the foregoing, the Trustees recommend that shareholders of each Class of the Fund vote FOR the early termination and replacement of the Fund’s Current Expense Limitation Agreement with the New Expense Limitation Agreement, contingent upon approval of the New Investment Management Agreement.

Required Vote

If the New Investment Management Agreement is approved by shareholders, then the early termination of the Current Expense Limitation Agreement and approval of the New Expense Limitation Agreement will be presented for approval by Class A and Class I Shares, voting separately. Approval of the early termination of the Current Expense Limitation Agreement and approval of the New Expense Limitation Agreement with respect to a class will require the vote of a majority of the outstanding voting securities of that class. In accordance with the Investment Company Act of 1940, as amended, a “majority of the outstanding voting securities” means the lesser of (a) 67% or more of the shares of that class present at a shareholder meeting if the owners of more than 50% of the shares of that class then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of that class entitled to vote at the second Special Meeting.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH CLASS OF THE FUND VOTE IN FAVOR OF THE early termination and replacement of the Fund’s current expense limitation agreement with the NEW EXPENSE LIMITATION AGREEMENT, CONTINGENT UPON THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

PART 6

SECOND MEETING

DESCRIPTION OF PROPOSAL 6

APPROVAL OF A DISTRIBUTION AND SERVICE PLAN

WITH RESPECT TO CLASS I SHARES OF THE FUND

Introduction

Shareholders of Class I Shares are being asked to approve the adoption of a new distribution and service plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to the Class I Shares, under which the Fund would be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares to the Fund’s distributor or other qualified recipients.

A distribution and service plan under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements and conditions set out in Rule 12b-1. The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a distribution and service plan (the “Distribution Plan”) in compliance with Rule 12b-1 under the 1940 Act. Rule 12b-1 requires the formulation of a written plan with respect to the payment of distribution expenses, and also requires that all agreements relating to implementation of the Distribution plan be in writing. The Distribution Plan and any related agreements initially must be approved by a vote of the board of trustees of a mutual fund, and of the trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreements, cast in person at a meeting called for the purpose of voting on such plans or agreements. The Distribution Plan may be approved only if the trustees conclude, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under the 1940 Act, that a reasonable likelihood exists that the Distribution Plan will benefit the mutual fund and its shareholders. The Distribution Plan also must be approved by a vote of at least a majority of the outstanding voting securities of a mutual fund if it is adopted after the relevant share class is offered to the public.

The Distribution Plan or any related agreement may continue in effect for more than one year from the date of its adoption or execution only if such continuation is approved at least annually by the board of trustees in the manner required for its initial approval. Rule 12b-1 also requires that all material amendments of the Distribution Plan must be approved by the board of trustees in the manner described above for initial approval of such plan, and that the Distribution Plan may not be amended to increase materially the amounts that may be expended without the approval of the holders of a majority of the outstanding voting securities of the applicable class of shares.

The Distribution Plan has the potential to increase the assets of a Fund, and lead to lower expenses due to greater economies of scale, and a wider range of investment opportunities. There can be no guarantee, however, that these potentials will be achieved. Please see Exhibit I regarding the current and pro forma fee and expense table of the Fund assuming the Distribution Plan is approved.

Factors Considered by the Trustees and their Recommendation

At a meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved a new Distribution and Service Plan (the “Distribution Plan”) with respect to Class I Shares. The Distribution Plan will become effective upon the approval by Class I shareholders.

The Board, including the Independent Trustees, considered the proposal that the Class I Shares adopt the Distribution Plan at a meeting held on July 27, 2021. Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the July 27, 2021 meeting was held by videoconference. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In connection with the Board’s consideration of the Distribution Plan, VAM described the terms of the Distribution Plan and explained that the distribution and service fees would be paid to registered securities dealers, financial institutions or any other person (together, the “Service Organizations”) who render assistance in distributing or promoting the sale of Class I Shares, or who provide certain shareholder services, pursuant to a written agreement. VAM stated that it believes that the Distribution Plan will be necessary to facilitate the provision of support services to shareholders such as, among other things, distributing various reports and prospectuses to current shareholders, responding to inquiries and providing certain subaccount performance information for subaccounts.

The Trustees considered, among other things, the reasons for promoting distribution of the Class I Shares, including the economic advantages that would accrue to the Fund and its shareholders through economies of scale and enhanced viability resulting from increases in the Fund’s asset size. In determining whether to approve the adoption of the Distribution Plan and recommend its approval to shareholders, the Board, including the Independent Trustees, considered factors that it deemed relevant, including among others: (1) the services to be provided and the expense to be paid under the Distribution Plan; (2) the importance of these services and likely benefit to shareholders; (3) access to broader distribution channels; and (4) the potential for increasing Fund assets over time. After a full and complete discussion, the Board approved the Distribution Plan. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that there was a reasonable likelihood that the Distribution Plan would benefit the Class I Shares of the Fund and its shareholders. In arriving at a decision to approve the Distribution Plan, the Board did not identify any single factor or group of facts as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

Based on all of the foregoing, the Trustees recommend

that Class I shareholders of the Fund vote FOR the approval of the Distribution Plan.

Description of the Distribution Plan

Set forth below is a summary of all material terms of the Distribution Plan, a form of which is attached to this Proxy Statement as Exhibit H. Set forth below is a summary of all material terms of the Distribution Plan. Although the summary below is qualified in its entirety by reference to the form of Plan, shareholders should still read the summary below carefully.

Payments

Pursuant to the Distribution Plan, Class I Shares of the Fund would be subject to an annual distribution and shareholder service fee of up to 0.25% of the Fund’s net asset value attributable to Class I Shares. The Distribution Plan provides a method of paying for distribution, shareholder and/or administrative services provided by the Fund’s distributor, or registered securities dealer, financial institution or any other person (together, the “Service Organizations”) who renders assistance in distributing or promoting the sale of Class I Shares, or who provides certain shareholder services, pursuant to a written agreement.

Generally, fees paid under the Distribution Plan will not be retained by the Fund’s distributor but will instead be re-allowed to Service Organizations. The Distribution Plan and class structure of the Fund permit the Fund to allocate an amount of fees to a Service Organization based on the level of distribution and/or shareholder services it agrees to provide. The Distribution Plan is of the type known as a “compensation” plan. This means that payments under the Distribution Plan are made as described above regardless of the distributor’s actual cost of providing the services. If the cost of providing the services under the Distribution Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the distributor.

Services for Which Payments May Be Used

With respect to distribution services, the Fund’s distributor may use the fee payable pursuant to the Distribution Plan in connection with the promotion and distribution of the Class I Shares, including, but not limited to, advertising, compensation to placement agents, dealers and selling personnel, the printing and mailing of offering memoranda to other than current members of the Fund, and the printing and mailing of sales literature. The Fund or its distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of Class I Shares, or who provides certain shareholder services, pursuant to a written agreement.

Duration and Termination

The Distribution Plan would continue in effect for the Class I Shares of the Fund for a period of more than one year after its effective date so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Trustees of the Fund and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Class I Shares of the Fund.

Amendments

The Distribution Plan may be amended by votes of the majority of both (i) the Trustees and (ii) the Independent Trustees, cast in person at a meeting of the Trustees called for the purpose of voting on such amendment; provided, however, that the Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to compensation and services for which payments may be used as described in the Distribution Plan without the approval of a majority of the outstanding Class I Shares of the Fund.

The Distribution Plan’s Impact on Expenses

If the Distribution Plan is adopted by the shareholders of Class I Shares of the Fund, the Class I Shares would pay a new asset-based fee for distribution and services at an annual rate of up to 0.25% of the Fund’s net asset value attributable to Class I Shares. For more detailed information, see Exhibit I which compares the Fund’s current expenses to pro forma expenses assuming the Distribution Plan is approved.

Required Vote

As provided under the 1940 Act, approval of the Distribution Plan will require the vote of a majority of the outstanding voting securities of Class I Shares of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of Class I Shares of the Fund means the lesser of (a) 67% or more of the Class I Shares present at a shareholder meeting if the owners of more than 50% of the Class I Shares then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Class I Shares entitled to vote at the second Special Meeting.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT CLASS I SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE DISTRIBUTION AND SERVICE PLAN.

PART 7

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on [July 30], 2021, will be entitled to notice of, and to vote at, the Special Meetings. On [July 30], 2021, the Fund had shares outstanding and entitled to vote as follows.

Fund	Shares Outstanding and Entitled to Vote
Class A Shares	[______________]
Class I Shares	[______________]

PART 8

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETINGS

Who is Eligible to Vote

Shareholders of record of the Fund as of the close of business on [July 30], 2021 (the “Record Date”) are entitled to vote at the Special Meetings and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meetings, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meetings, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the Investment Company Act of 1940 (the “1940 Act”) or state law. Under the Fund’s Amended and Restated Agreement and Declaration of Trust, special meetings of the shareholders may be called by the Trustees. To the extent required by the 1940 Act, special meetings of the shareholders for the purpose of removing one or more Trustees will be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all classes entitled to vote.

Proxies, Quorum and Voting at the Special Meetings

Shareholders may use the proxy cards provided if they are unable to attend the Special Meetings in person or wish to have their shares voted by a proxy even if they do attend the Special Meetings. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Ann Maurer, and she may be reached at the following address: 235 West Galena Street, Milwaukee, WI 53212. In addition, although mere attendance at the Special Meetings will not revoke a proxy, a shareholder present at the Special Meetings may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meetings will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a received proxy, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meetings or any adjournment thereof.

Telephonic Voting. Shareholders may call toll-free at (888) 227-9349, which is also indicated on their proxy cards to vote their shares. Shareholders will need to enter the control number set forth on their proxy cards and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, shareholders should go online at vote.proxyonline.com, which is also indicated on the shareholder’s proxy cards and enter the control number set forth on the proxy cards. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The presence in person or by proxy of the holders of one-third of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meetings. For purposes of determining the presence of a quorum, abstentions will be counted as present, and broker “non-votes”, if applicable, will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not count as votes cast.

If a quorum is not present at the Special Meetings, or if a quorum is present at a Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn that Special Meeting in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether a Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided in the Fund’s Amended and Restated Agreement and Declaration of Trust, if the Trustee nominee receives a plurality of the votes cast at the first shareholder meeting, he shall be elected as a Trustee of the Fund.

As provided under the 1940 Act, approval of each proposal in this proxy statement concerning the approval of the New Investment Management Agreement and the New Investment Sub-Advisory Agreements will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at the second shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting.

If the New Investment Management Agreement is approved by shareholders, then the early termination of the Current Expense Limitation Agreement and the New Expense Limitation Agreement will be presented for approval by Class A and Class I Shares, voting separately. Approval of the early termination of the Current Expense Limitation Agreement and approval of the New Expense Limitation Agreement with respect to a class will be approved by that class if it receives affirmative vote of a majority of the outstanding voting securities of that class. In accordance with the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (a) 67% or more of the shares of that class present at a shareholder meeting if the owners of more than 50% of the shares of that class then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of that class entitled to vote at the second Special Meeting.

As provided under the 1940 Act, approval of the Distribution Plan with respect to Class I Shares will require the vote of a majority of the outstanding voting securities of Class I Shares of the Fund. A “majority of the outstanding voting securities” of Class I Shares of the Fund means the lesser of (a) 67% or more of the Class I Shares present at a shareholder meeting if the owners of more than 50% of the Class I Shares then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding Class I Shares entitled to vote at the second Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne equally by Vivaldi and First Trust. The Fund has engaged AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meetings and estimates AST’s fees to be approximately $[_____]. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit G to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees of the Fund. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o The Relative Value Fund, 235 W. Galena Street, Milwaukee, WI 53212. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meetings have been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notices of the two Special Meetings of Shareholders. However, if any additional matters properly come before the Special Meetings, and on all matters incidental to the conduct of the Special Meetings, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

August [16], 2021

PART 9

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with each proxy card. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 1 (877) 779-1999 or writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. Copies of this proxy statement and the accompanying Notices of each Special Meeting are also available at the Fund’s website: www.vivaldifunds.com.

Other Service Providers

UMB Fund Services, Inc. (“UMB”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs, including performing all actions related to the issuance and repurchase of shares of the Fund. UMB also serves as the Fund’s transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, MO 64106, serves as Fund’s custodian. The Fund’s custodian is an affiliate of UMB, which serves as the Fund’s administrator.

Fiscal Year

The fiscal year-end of the Fund is March 31.

EXHIBIT A

AUDIT COMMITTEE CHARTER

The Relative Value Fund

AUDIT COMMITTEE CHARTER

Pursuant to Article IV, Section 4.1 of the Declaration of Fund The Relative Value Fund (the “Fund”), the Board of Trustees (the “Board”) of the Fund hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Fund. The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Fund (a “disinterested Manager”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested Manager shall serve on the Committee if he or she has accepted any compensation from the Fund, its Investment Manager, any affiliated person of the Fund, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

•      Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•      Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

•      Pre-approving all audit and permitted non-audit services the independent auditor provides to the Fund, and all services that the independent auditor provides to the Fund’s Investment Manager(s) and Investment Manager affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another Investment Manager, and (b) de minimis non-audit services, shall not require pre-approval.

•      Serving as a channel of communication between the independent auditor and the Board.

•      Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund that are material to the Fund as a whole, if any, and management’s responses to any such reports.

•      Reviewing any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of the Fund’s audited financial statements and any unusual circumstances reflected in those financial statements.

•      Considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls.

A-1

•      Reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

•      Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.

•      Reviewing and, where warranted, investigating allegations of misconduct affecting the Fund’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors.

In connection with the selection of the Fund’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

•              The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

•              The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Fund management.

•              The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

•              The Committee shall periodically review all procedures adopted by the Fund relating to the Fund’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Effective: September 2016

A-2

EXHIBIT B

NOMINATING COMMITTEE CHARTER

The Relative Value Fund

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Trustees of The Relative Value Fund (the “Fund”) shall consist of such Trustees of the Fund as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Fund’s Investment Manager and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Fund’s Investment Manager or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Director may be submitted to the Fund by sending the nomination to the Fund’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Fund’s next filing on Form N-CSR.

The Committee shall meet as requested by the Fund’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Trustees.

Effective: September 2016

B-1

EXHIBIT C

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

THE RELATIVE VALUE FUND

AGREEMENT effective as of this _____ day of _________, 2021, by and between The Relative Value Fund, a Delaware statutory trust (the "Fund"), and Vivaldi Asset Management, LLC, a Delaware limited liability company (the "Advisor").

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor;

WHEREAS, the Fund desires to retain the Advisor to render investment management services with respect to the Fund and the Advisor is willing to render such services; and

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.          APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Advisor to act as Advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.          DUTIES OF ADVISOR. The Fund employs the Advisor to furnish and manage a continuous investment program for the Fund. The Advisor will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to (i) determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, (ii) provide the Fund with records concerning the Advisor’s activities which the Fund is required to maintain and (iii) render regular reports to the Fund’s officers and Trustees concerning the Advisor’s discharge of the foregoing responsibilities. The Advisor may hire (subject to the approval of the Fund's Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund's registration statement as amended from time to time, and with applicable laws and regulations.

3.          FUND TRANSACTIONS. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Advisor will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4.          EXPENSES

(a)        With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Advisor’s request; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board). If the Advisor has agreed to limit the operating expenses of the Fund as referenced in Section 5 below, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)        The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 4(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)        The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d)        To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover costs from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

5.          COMPENSATION OF THE ADVISOR. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Advisor compensation at an annual rate of .95%, payable monthly in arrears on the 10th business day of the succeeding month, based upon the Fund’s net assets as of month-end. For purposes of calculating the compensation for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the compensation payable to the Advisor for that month. In the case of a partial month, compensation will be based on the number of days during the month in which the Advisor provided services to the Fund. Compensation will be paid to the Advisor before giving effect to any repurchase of interests in the Fund effective as of that date.

The Advisor may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6.          BOOKS AND RECORDS. The Advisor will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Advisor agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

7.          STATUS OF ADVISOR. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

8.          LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISOR.

(a) In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Advisor, or any member, manager, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

(c) The Advisor shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Advisor, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Advisor. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

9.          PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Advisor (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Advisor are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor, provided the Advisor has broker-dealer affiliates, if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

10.        AUTHORITY; NO CONFLICT. The Advisor represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its affiliates are a party.

11.        NO LICENSE OF ADVISOR'S NAME. The parties agree that the name of the Advisor, the names of any affiliates of the Advisor and any derivative or logo or trademark or service mark or trade name are the valuable property of the Advisor and its affiliates. If the Fund makes any unauthorized use of the Advisor’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Advisor shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Advisor shall be entitled to injunctive relief, as well as any other remedy available under law.

12.        DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [ ] and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13.        NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Advisor:

Vivaldi Asset Management, LLC

225 W. Wacker Drive, Suite 2100

Chicago, IL 60606

Phone: 312.248.8300

Fax: 847.386.2910

If to the Fund:

The Relative Value Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: 414.271.9717

Telephone: 414.299.2000

14.        SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.        GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

THE RELATIVE VALUE FUND

By:
Title:

VIVALDI ASSET MANAGEMENT, LLC

By:
Title:

EXHIBIT D

Original Investment Management Agreement

The following table provides the contractual rates of the management fee payable to VAM, and the actual management fees paid to VAM by the Fund for the fiscal year ended March 31, 2021.

Contractual Management Fee	Actual Management Fees Paid (Net of Waiver)	Most Recent Date of Shareholder Approval
0.50%	0.46%	December 5, 2016 (initial approval by sole shareholder)

The Original Investment Management Agreement was most recently approved by the Board at the meeting held on March 3-4, 2021. A discussion regarding the basis for the Board’s approval of the Agreement is available in the Fund’s annual report to Shareholders for the fiscal year ended March 31, 2021.

RiverNorth

Original Investment Sub-Advisory Agreement

The following table provides the contractual rates of the sub-advisory fee payable to RiverNorth by VAM, and the actual sub-advisory fees paid to RiverNorth by VAM for the fiscal year ended March 31, 2021.

Contractual Management Fee	Actual Management Fees Paid	Most Recent Date of Shareholder Approval
0.80%	0.80%	December 5, 2016 (initial approval by sole shareholder)

The Original Investment Sub-Advisory Agreement was most recently approved by the Board at the meeting held on March 3-4, 2021. A discussion regarding the basis for the Board’s approval of the Agreement is available in the Fund’s annual report to Shareholders for the fiscal year ended March 31, 2021.

Angel Oak

Original Investment Sub-Advisory Agreement

The following table provides the contractual rates of the sub-advisory fee payable to Angel Oak by VAM, and the actual sub-advisory fees paid to Angel Oak by VAM for the fiscal year ended March 31, 2021.

Contractual Management Fee	Actual Management Fees Paid	Most Recent Date of Shareholder Approval
0.80%	0.80%	December 5, 2016 (initial approval by sole shareholder)

The Original Investment Sub-Advisory Agreement was most recently approved by the Board at the meeting held on March 3-4, 2021. A discussion regarding the basis for the Board’s approval of the Agreement is available in the Fund’s annual report to Shareholders for the fiscal year ended March 31, 2021.

D-1

EXHIBIT E

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

RIVERNORTH

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [ ], 2021 by and among The Relative Value Fund (the “Fund”), Vivaldi Asset Management, LLC (the “Advisor”), and RiverNorth Capital Management, LLC (the “Sub-Adviser”).

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor;

WHEREAS, the Advisor had entered into an amended and restated investment management agreement dated March 9, 2019, the (“Investment Management Agreement”) with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund and the Advisor desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Advisor has the authority under the Investment Management Agreement with the Fund to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Advisor and the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Advisor and the Sub-Adviser agree as follows:

1.             APPOINTMENT OF THE SUB-ADVISER

The Advisor hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor except as expressly authorized in this Agreement or another writing by the Fund, the Advisor and the Sub-Adviser.

2.             ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Advisor in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.             SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND

A.           As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Advisor, manage the investment and reinvestment of such portion of the assets of the Fund as the Advisor may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Assets”).

E-1

B.           As part of the services it will provide hereunder, the Sub-Adviser will:

(i)           obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Sub-Advised Assets or are under consideration for inclusion in the Sub-Advised Assets;

(ii)           formulate and implement a continuous investment program for the Sub-Advised Assets as outlined in the Fund’s Registration Statement;

(iii)           take whatever steps are necessary to implement the investment program for the Sub-Advised Assets by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Sub-Advised Assets;

(iv)           keep the Trustees of the Fund and the Advisor fully informed in writing on an ongoing basis as agreed by the Advisor and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the Sub-Advised Assets and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Advisor or the Trustees of the Fund; and attend meetings with the Advisor and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)           in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets within the Sub-Advised Assets;

(vi)           provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Sub-Advised Assets that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s Registration Statement and any permissible reports and materials prepared by the Fund;

(vii)        cooperate with and provide reasonable assistance to the Advisor, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Advisor; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Advisor; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

(viii)       file any required reports with the SEC pursuant to Sections 13(f) and 13(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

C.           In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) the Fund’s declaration of trust, by-laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board of Trustees of the Fund; and (v) the instructions of the Advisor.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Advisor shall provide the Sub-Adviser with current copies of any Governing Documents, Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board of Trustees of the Fund.  The Advisor undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.           The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

E.            On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.  The Advisor agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund.  The Advisor also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F.            The Sub-Adviser will maintain all accounts, books and records with respect to the Sub-Advised Assets as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

4.             COMPENSATION OF THE SUB-ADVISER

The Advisor will pay the Sub-Adviser a monthly advisory fee with respect to the Sub-Advised Assets equal to 0.80% of the Sub-Advised Assets’ average daily net assets. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.             LIABILITY AND INDEMNIFICATION

A.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Advisor or the Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Fund, the Advisor, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Advisor Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Advisor Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Advisor or the Fund by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Advisor, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Advisor, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Advisor for, and the Advisor shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Advisor in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Advisor that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund by the Advisor Indemnitees for use therein.

6.             REPRESENTATIONS OF THE ADVISOR

The Advisor represents, warrants and agrees that:

A.          The Advisor has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B.           The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.           The Advisor is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Advisor by applicable law and regulations.

D.           The Advisor (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Advisor from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Advisor will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its Affiliates are a party.

7.             REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees that:

A.           The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.           The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Fund and the Advisor if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,  Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Advisor that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Advisor, the Sub-Adviser shall permit the Advisor, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.           The Sub-Adviser has provided the Fund and the Advisor with a copy of its Form ADV Parts 1 and 2, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Fund and the Advisor at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.           The Sub-Adviser will notify the Fund and the Advisor of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.           The Sub-Adviser will promptly notify the Advisor of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.           The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Advisor, provide evidence of such insurance coverage to the Advisor.

H.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its Affiliates are a party.

8.             PROXIES

The Sub-Adviser shall be solely responsible to vote all proxies received with respect to the Sub-Advised Assets, and shall take all necessary and reasonable steps with respect to corporate actions related to securities held or previously held as part of the Sub-Advised Assets. The Sub-Adviser shall not incur any liability to the Fund or the Advisor for failing to vote any proxies, or to take an action with respect to a corporate action, if it had not received such proxies or related communication on a timely basis.

9.             SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Advisor nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.           REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.           RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by law or regulation.  The Advisor and the Sub-Adviser shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.           DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two (2) years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.           TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Advisor and the Sub-Adviser, or by the Advisor or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.           AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

15.           ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.   Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

16.           ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

17.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18.           NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Vivaldi Asset Management, LLC 225 W. Wacker Drive, Suite 2100 Chicago, IL 60606 Phone: 312.248.8300 Fax: 847.386.2910

For: For:

The Relative Value Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: 414.271.9717

Telephone: 414.299.2000

RiverNorth Capital Management, LLC

325 N. LaSalle Street, Suite 645

Chicago, IL 60654

Phone: 312.832.1440

Fax: 312.832.1461

19.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

20.           GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

21.           INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22.           THIRD PARTY BENEFICIARY

The Advisor and Sub-Adviser expressly agree that the Fund shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

VIVALDI ASSET MANAGEMENT, LLC

By:
Name:
Title:

THE RELATIVE VALUE FUND

By:
Name:
Title:

RIVERNORTH CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

EXHIBIT F

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

ANGEL OAK

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [ ], 2021 by and among The Relative Value Fund (the “Fund”), Vivaldi Asset Management, LLC (the “Advisor”), and Angel Oak Capital Advisors, LLC (the “Sub-Adviser”).

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor;

WHEREAS, the Advisor has entered into an investment management agreement (the “Investment Management Agreement”) dated [ ], 2021 with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund and the Advisor desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Advisor has the authority under the Investment Management Agreement with the Fund to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Advisor and the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Advisor and the Sub-Adviser agree as follows:

1.             APPOINTMENT OF THE SUB-ADVISER

The Advisor hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor except as expressly authorized in this Agreement or another writing by the Fund, the Advisor and the Sub-Adviser.

2.             ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Advisor in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.             SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND

A.          As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Advisor, manage the investment and reinvestment of such portion of the assets of the Fund as the Advisor may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Assets”).

B.           As part of the services it will provide hereunder, the Sub-Adviser will:

(i)           obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Sub-Advised Assets or are under consideration for inclusion in the Sub-Advised Assets;

F-1

(ii)          formulate and implement a continuous investment program for the Sub-Advised Assets as outlined in the Fund’s Registration Statement;

(iii)         take whatever steps are necessary to implement the investment program for the Sub-Advised Assets by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Sub-Advised Assets;

(iv)         keep the Trustees of the Fund and the Advisor fully informed in writing on an ongoing basis as agreed by the Advisor and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the Sub-Advised Assets and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Advisor or the Trustees of the Fund; and attend meetings with the Advisor and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)          in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets within the Sub-Advised Assets;

(vi)         provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Sub-Advised Assets that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s Registration Statement and any permissible reports and materials prepared by the Fund;

(vii)        cooperate with and provide reasonable assistance to the Advisor, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Advisor; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Advisor; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

(viii)       file any required reports with the SEC pursuant to Sections 13(f) and 13(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

C.           In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) the Fund’s declaration of trust, by-laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board of Trustees of the Fund; and (v) the instructions of the Advisor.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Advisor shall provide the Sub-Adviser with current copies of any Governing Documents, Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board of Trustees of the Fund.  The Advisor undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.           The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

E.           On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.  The Advisor agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund.  The Advisor also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F.           The Sub-Adviser will maintain all accounts, books and records with respect to the Sub-Advised Assets as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

4.             COMPENSATION OF THE SUB-ADVISER

The Advisor will pay the Sub-Adviser a monthly advisory fee with respect to the Sub-Advised Assets equal to 0.80% of the Sub-Advised Assets’ average daily net assets. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.             LIABILITY AND INDEMNIFICATION

A.          Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Advisor or the Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Fund, the Advisor, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Advisor Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Advisor Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Advisor or the Fund by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Advisor, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Advisor, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Advisor for, and the Advisor shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Advisor in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Advisor that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund by the Advisor Indemnitees for use therein.

6.             REPRESENTATIONS OF THE ADVISOR

The Advisor represents, warrants and agrees that:

A.           The Advisor has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B.           The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.           The Advisor is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Advisor by applicable law and regulations.

D.           The Advisor (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Advisor from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Advisor will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its Affiliates are a party.

7.             REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees that:

A.           The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.           The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Fund and the Advisor if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,  Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Advisor that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Advisor, the Sub-Adviser shall permit the Advisor, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.           The Sub-Adviser has provided the Fund and the Advisor with a copy of its Form ADV Parts 1 and 2, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Fund and the Advisor at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.           The Sub-Adviser will notify the Fund and the Advisor of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.           The Sub-Adviser will promptly notify the Advisor of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.           The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Advisor, provide evidence of such insurance coverage to the Advisor.

H.          The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its Affiliates are a party.

8.             PROXIES

The Sub-Adviser shall be solely responsible to vote all proxies received with respect to the Sub-Advised Assets, and shall take all necessary and reasonable steps with respect to corporate actions related to securities held or previously held as part of the Sub-Advised Assets. The Sub-Adviser shall not incur any liability to the Fund or the Advisor for failing to vote any proxies, or to take an action with respect to a corporate action, if it had not received such proxies or related communication on a timely basis.

9.             SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Advisor nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.           REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.           RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by law or regulation.  The Advisor and the Sub-Adviser shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.           DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two (2) years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.           TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Advisor and the Sub-Adviser, or by the Advisor or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.           AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

15.           ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.   Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

16.           ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

17.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18.           NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Vivaldi Asset Management, LLC 225 W. Wacker Drive, Suite 2100 Chicago, IL 60606 Phone: 312.248.8300 Fax: 847.386.2910

For: For:

The Relative Value Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: 414.271.9717

Telephone: 414.299.2000

Angel Oak Capital Advisors, LLC

3060 Peachtree Road NW, Suite 500

Atlanta, GA 30305

Phone: 404.953.4900

Fax: 404.953.4988

19.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

20.           GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

21.           INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22.           THIRD PARTY BENEFICIARY

The Advisor and Sub-Adviser expressly agree that the Fund shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

VIVALDI ASSET MANAGEMENT, LLC

By:
Name:
Title:

THE RELATIVE VALUE FUND

By:
Name:
Title:

ANGEL OAK CAPITAL ADVISORS, LLC

By:
Name:
Title:

EXHIBIT G

FORM OF EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT

AGREEMENT effective as of the ___ day of ___ 2021 by and among The Relative Value Fund, a Delaware statutory trust (the “Fund”) and Vivaldi Asset Management, LLC, a Delaware limited liability company (“the Investment Manager”).

WITNESSETH:

WHEREAS, the Investment Manager acts as investment adviser to the Fund pursuant to an Investment Management Agreement with the Fund dated _____, 2021 (the “Investment Management Agreement”);

WHEREAS, the parties hereto have determined to enter into a new Expense Limitation and Reimbursement Agreement to adjust the level of the fee waiver in connection with the increase of the Investment Manager’s compensation under the Investment Management Agreement:

NOW, THEREFORE, in consideration of the Fund engaging the Investment Manager pursuant to the Investment Management Agreement and other good and valuable consideration, the parties to this Agreement agree as follows:

1.            Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Fund’s Prospectus as currently in effect.

2.            The Investment Manager agrees with the Fund to waive the Investment Management Fee and other fees, and to pay or absorb expenses of the Fund (a “Waiver”) so that the Total Annual Expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) will not exceed 2.00% of the net assets of Class A Shares (formerly known as the “Advisor Class Shares”) on an annualized basis (the “Class A Expense Limitation”) and will not exceed 1.25% of the net assets of Class I Shares (formerly known as the “CIA Class Shares”) on an annualized basis (the “Class I Expense Limitation” and together with the Class A Expense Limitation, the “Expense Limitation”).

3.            This Agreement will have term of one year from the effective date of this Agreement, and during such term this Agreement may not be terminated by the Investment Manager or the Fund. This Agreement will automatically renew for consecutive one-year terms thereafter. Subject to the initial sentence of this paragraph, any party may terminate this Agreement upon thirty (30) days’ written notice to the other party.

4.            The Fund agrees to carry forward, for a period not to exceed (3) three years from the date on which a Waiver is made by the Investment Manager, all fees and expenses in excess of the Expense Limitation that have been waived, paid or absorbed by the Investment Manager, and to repay the Investment Manager such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation in effect at the time of the Waiver and the expense limitation in effect at the time of the repayment. To the extent that such repayment is due, it shall be made as promptly as possible. To the extent that the full amount of such waived amount or expense paid cannot be repaid as provided in the previous sentence within such applicable three-year period, such repayment obligation shall be extinguished.

5.            If this Agreement is terminated by the Fund, the Fund agrees to repay to the Investment Manager any amounts payable pursuant to paragraph 4 that have not been previously repaid and, subject to the Investment Company Act, such repayment will be made to the Investment Manager not later than (3) three years from the date on which a Waiver was made by the Investment Manager (regardless of the date of termination of this Agreement), so long as the Fund is able to effect such reimbursement and remain in compliance with paragraph 4. If this Agreement is terminated by the Investment Manager, the Fund agrees to repay to the Investment Manager, any amounts payable pursuant to paragraph 4 that have not been previously repaid and, subject to the Investment Company Act, such repayment will be made to the Investment Manager not later than thirty (30) days after the termination of this Agreement, so long as the Fund is able to effect such reimbursement and remain in compliance with paragraph 4.

6.            This Agreement will be construed in accordance with the laws of the state of Delaware and the applicable provisions of the Investment Company Act. To the extent the applicable law of the State of Delaware, or any of the provisions in this Agreement, conflict with the applicable provisions of the Investment Company Act, the applicable provisions of the Investment Company Act will control.

7.            This Agreement constitutes the entire agreement between the parties to this Agreement with respect to the matters described in this Agreement.

G-1

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

THE RELATIVE VALUE FUND

By:	Michael Peck
Title:	President

VIVALDI ASSET MANAGEMENT, LLC:

By:	Michael Peck
Title:	President

G-2

EXHIBIT H

FORM OF DISTRIBUTION AND SERVICE PLAN

The Relative Value Fund

DISTRIBUTION AND SERVICE PLAN
for Class I Shares

WHEREAS, The Relative Value Fund (the “Fund”) is engaged in business as a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund has issued two separate classes of shares of beneficial interests (the “Shares”) in the Fund known as the Class I Shares and the Class A Shares;

WHEREAS, the board of trustees of the Fund (the “Trustees”) have determined that there is a reasonable likelihood that this Distribution and Service Plan (the “Plan”) will benefit the Fund and the holders of Class I Shares of the Fund (the “Class I Shares”); and

WHEREAS, the Plan, together with any related agreements, has been approved by votes of the majority of both (i) the Trustees and (ii) the Independent Trustees (as defined herein), cast at a meeting of the Trustees called for the purpose of voting on this Plan and related agreements;

NOW, THEREFORE, the Fund hereby adopts this Plan in compliance with the terms of the exemptive application filed by the Fund with the Securities and Exchange Commission (“SEC”) on August 8, 2016, amendments to the exemptive application filed on March 8, 2017 and June 30, 2017, and approved by the SEC on November 22, 2017.

SECTION 1.      The Fund has adopted this Plan to enable the Class I Shares to directly or indirectly bear expenses relating to the distribution of Class I Shares.

SECTION 2.      The Fund will pay the distributor of the Fund and/or any Recipient (as defined below) a distribution fee of up to 0.25% on an annualized basis of the Fund’s net asset value attributable to Class I Shares in connection with the promotion and distribution of Class I Shares and the provision of personal services to holders of Class I Shares, including, but not limited to, advertising, compensation to placement agents, dealers and selling personnel, the printing and mailing of offering memoranda to other than current members of the Fund, and the printing and mailing of sales literature. The Fund or the distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (each, a “Recipient”) who renders assistance in distributing or promoting the sale of Class I Shares, or who provides certain shareholder services, pursuant to a written agreement. The actual fee to be paid by the Fund to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of services provided.

SECTION 3.      This Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding Class I Shares of the Fund.

H-1

SECTION 4.      This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually by votes of the majority of both (i) the Trustees and (ii) the Independent Trustees, cast in person at a meeting of the Trustees called for the purpose of voting on this Plan.

SECTION 5.      Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Trustees, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6.      This Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Class I Shares of the Fund.

SECTION 7.      All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Class I Shares of the Fund, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8.      This Plan may be amended by votes of the majority of both (i) the Trustees, and (ii) the Independent Trustees, cast in person at a meeting of the Trustees called for the purpose of voting on such amendment; provided, however, that the Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of a majority of the outstanding Class I Shares of the Fund.

SECTION 9.      While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees then in office who are not interested persons of the Fund.

SECTION 10.    As used in this Plan, (a) the term “Independent Trustees” shall mean those Trustees who are not interested persons, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

SECTION 11.    This Plan shall not obligate the Fund or any other party to enter into an agreement with any particular person.

H-2

EXHIBIT I

COMPARISON OF FUND EXPENSES

(ACTUAL VERSUS PRO-FORMA)

The following tables show the Fund’s expenses expressed as a percentage of average assets: (i) based on actual expenses incurred during the fiscal year ended March 31, 2021 under the Original Investment Management Agreement and (ii) on a pro forma basis as if the New Investment Management Agreement, the New Expense Limitation Agreement, and the Distribution Plan had been in effect during the fiscal year.

Class A Shares

For the Year Ended March 31, 2021

	Class A		Class A
	Shares(5)		Shares
	Current		Pro-Forma
TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount)(1)	5.75%		5.75%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(2)
Management Fee	0.50	%(3)	0.95	%(4)
Distribution and Servicing Fee(5)	1.00%		1.00%
Dividend and Interest Expense on Short Sales	0.07%		0.07%
Excise Tax and Interest Expense	0.06%		0.06%
Acquired Fund Fees and Expenses(6)	1.45%		1.45%
Other Expenses	0.49%		0.49%
Total Annual Expenses(7)	3.57%		4.02%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement	0.04	%(8)	0.44	%(9)
Net Annual Expenses(7)	3.53%		3.58%

(1)	Investors in Class A Shares may be charged a sales charge of up to 5.75% of the subscription amount.
(2)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.
(3)	For its provision of advisory services to the Fund, the Adviser currently receives an annual Management Fee, payable monthly in arrears, equal to 0.50% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.
(4)	For its provision of advisory services to the Fund, the Adviser would receive an annual Management Fee, payable monthly in arrears, equal to 0.95% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.
(5)	The Fund has received exemptive relief from the SEC to offer multiple classes of shares and to adopt a distribution and service plan for Class A Shares. Investors may pay a Distribution and Servicing Fee of up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares to the Fund’s Distributor or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan for Class A Shares, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the 1940 Act.
(6)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Investment Funds. Private Investment Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from 10% to 30% of the net capital appreciation in the private Investment Fund’s investment for the year or other measurement period, subject to loss carryforward provisions, as set forth in the respective private Investment Funds’ offering documents. Acquired Fund Fees and Expenses have been restated to reflect the estimated fees that the Fund is expected to bear during the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Investment Funds, which fluctuates over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

I-1

(7)	Total Annual Expenses and Net Annual Expenses differ from the ratios of expenses to average net assets shown in the financial statements included in the Fund’s annual report, which do not reflect (i) the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table; and (ii) the current expenses of the Fund.
(8)	The Adviser has entered into an amended and restated expense limitation and reimbursement agreement (the “Current Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.95% of the average daily net assets of Class A Shares, respectively (the “Expense Limit”) through August 1, 2022. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.95% for the Class A Shares. The Current Expense Limitation Agreement may be terminated before that date by the Fund or the Adviser upon 30 days’ written notice. Unless it is terminated, the Current Expense Limitation Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit.
(9)	The Adviser has proposed a new expense limitation and reimbursement agreement (the “New Expense Limitation Agreement”) with the Fund, whereby the Adviser would agree to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.00% of the average daily net assets of Class A Shares (the “Expense Limit”) for one year from the effective date of the New Investment Management Agreement. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.00% for Class A Shares. If approved by shareholders, the New Expense Limitation Agreement will have term of one year from its effective date, and during such term the New Expense Limitation Agreement may not be terminated by the Adviser or the Fund. Thereafter, the New Expense Limitation Agreement will automatically renew for consecutive one-year terms and may be terminated by the Fund or the Adviser upon 30 days’ written notice. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of the Waiver and the expense limit at the time of the recoupment.

Class I Shares

For the Year Ended March 31, 2021

	Class I		Class I
	Shares(5)		Shares
	Current		Pro-Forma
TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount)	None		None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(1)
Management Fee	0.50	%(2)	0.95	%(3)
Distribution and Servicing Fee(4)	None		0.25%
Dividend and Interest Expense on Short Sales	0.07%		0.07%
Excise Tax and Interest Expense	0.06%		0.06%
Acquired Fund Fees and Expenses(5)	1.45%		1.45%
Other Expenses	0.49%		0.49%
Total Annual Expenses(6)	2.57%		3.27%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement	0.04	%(7)	0.44	%(8)
Net Annual Expenses(6)	2.53%		2.83%

I-2

(1)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.
(2)	For its provision of advisory services to the Fund, the Adviser currently receives an annual Management Fee, payable monthly in arrears, equal to 0.50% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.
(3)	For its provision of advisory services to the Fund, the Adviser would receive an annual Management Fee, payable monthly in arrears, equal to 0.95% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.
(4)	The Fund has received exemptive relief from the SEC to offer multiple classes of shares and to adopt a distribution and service plan for Class I Shares. Investors may pay a Distribution and Servicing Fee of up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares to the Fund’s Distributor or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan for Class I Shares, which, pursuant to the conditions of an exemptive order issued by the SEC, has been proposed for adoption by the Fund’s Class I shareholders in compliance with Rule 12b-1 under the 1940 Act.
(5)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Investment Funds. Private Investment Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from 10% to 30% of the net capital appreciation in the private Investment Fund’s investment for the year or other measurement period, subject to loss carryforward provisions, as set forth in the respective private Investment Funds’ offering documents. Acquired Fund Fees and Expenses have been restated to reflect the estimated fees that the Fund is expected to bear during the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Investment Funds, which fluctuates over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.
(6)	Total Annual Expenses and Net Annual Expenses differ from the ratios of expenses to average net assets shown in the financial statements included in the Fund’s annual report, which do not reflect (i) the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table; and (ii) the current expenses of the Fund.
(7)	The Adviser has entered into an amended and restated expense limitation and reimbursement agreement (the “Current Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 0.95% of the average daily net assets of Class I Shares, respectively (the “Expense Limit”) through August 1, 2022. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 0.95% for the Class I Shares. The Current Expense Limitation Agreement may be terminated before that date by the Fund or the Adviser upon 30 days’ written notice. Unless it is terminated, the Current Expense Limitation Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit.
(8)	The Adviser has proposed a new expense limitation and reimbursement agreement (the “New Expense Limitation Agreement”) with the Fund, whereby the Adviser would agree to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the average daily net assets of Class I Shares (the “Expense Limit”) for one year from the effective date of the New Investment Management Agreement. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.25% for Class I Shares. The New Expense Limitation Agreement will have term of one year from its effective date, and during such term the New Expense Limitation Agreement may not be terminated by the Adviser or the Fund. Thereafter, the New Expense Limitation Agreement will automatically renew for consecutive one-year terms and may be terminated by the Fund or the Adviser upon 30 days’ written notice. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of the Waiver and the expense limit at the time of the recoupment.

I-3

EXHIBIT J

5% OR GREATER OWNERSHIP

As of [July 30], 2021 (the “Record Date”), there were no record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Shares.

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

J-1

EXHIBIT K

SAMPLE BALLOT

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line By PHONE with a live operator when you call toll-free 1-888-625-2588 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. The Relative Value Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2021 The undersigned, revoking prior proxies, hereby appoints Chad Eisenberg and Marc Bassewitz, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of The Relative Value Fund (the “Fund”) to be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 191031 on September 28, 2021 at 11:00 a.m. eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. 1 The firm is currently following CDC guidelines and requires all personnel and visitors, including shareholders who attend the Special Meetings, to comply with any recommended or required social distancing and safety guidelines, as applicable, in effect at the time of the Meeting.

K-1

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-625-2588. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 28, 2021. The proxy statement for this meeting is available at: vote.proxyonline.com/vivaldi/docs/2021mtg2.pdf The Relative Value Fund YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, PROXY CARD SIGNATURE (AND TITLE IF APPLICABLE)DATE administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (IF HELD JOINTLY)DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● THANK YOU FOR VOTING

K-2

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line By PHONE with a live operator when you call toll-free 1-888-625-2588 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. The Relative Value Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2021 The undersigned, revoking prior proxies, hereby appoints Chad Eisenberg and Marc Bassewitz, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of The Relative Value Fund (the “Fund”) to be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 191031 on September 28, 2021 at 11:30 a.m. eastern time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. 1 The firm is currently following CDC guidelines and requires all personnel and visitors, including shareholders who attend the Special Meetings, to comply with any recommended or required social distancing and safety guidelines, as applicable, in effect at the time of the Meeting.

K-3

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-625-2588. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 28, 2021. The proxy statement for this meeting is available at: vote.proxyonline.com/vivaldi/docs/2021mtg2.pdf The Relative Value Fund YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, PROXY CARD SIGNATURE (AND TITLE IF APPLICABLE)DATE administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (IF HELD JOINTLY)DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

K-4

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

THANK YOU FOR VOTING

K-5